     As filed with the Securities and Exchange Commission on March 14, 2000
                            Securities Act File No. 333-90973
                    Investment Company Act File No. 811-09695
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       ----------------------------------

                                    FORM N-2

                        (CHECK APPROPRIATE BOX OR BOXES)

[X]   REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
[X]         Pre-Effective Amendment No.   1
                                        ------
[ ]         Post-Effective Amendment No. __________

                                     and/or

[X]   REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
[X]         Amendment No.    1
                         --------

                       ----------------------------------

                               THE OXBOW FUND, LLC
               (Exact name of Registrant as specified in Charter)
                               223 Wanaque Avenue
                         Pompton Lakes, New Jersey 07442
                    (Address of principal executive offices)

               Registrant's Telephone Number, including Area Code:

                                 (973) 831-8020

                            S. Charles Musumeci, Jr.
                              C.J.M. Planning Corp.
                               223 Wanaque Avenue
                         Pompton Lakes, New Jersey 07442
                     (Name and address of agent for service)

                                    Copy to:
                             PETER S. TWOMBLY, ESQ.
                             McCarter & English, LLP
                               Four Gateway Center
                               100 Mulberry Street
                            Newark, New Jersey 07102

--------------------------------------------------------------------------------
                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

                 AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE
                         OF THIS REGISTRATION STATEMENT.


      If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]

      It is proposed that this filing will become effective (check appropriate box):

      [ ] when declared effective pursuant to Section 8(c).

      If appropriate, check the following box:

      [ ] This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

      [ ] This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is - _______________.

                       ----------------------------------
                    CALCULATION OF REGISTRATION FEE UNDER THE
                             SECURITIES ACT OF 1933

================================================================================

                                   Proposed         Proposed
    Title of                        Maximum          Maximum        Amount of
   Securities     Amount Being   Offering Price     Aggregate      Registration
Being Registered   Registered       Per Unit      Offering Price       Fee

     Units       250,000 Units        $100         $25,000,000        $6,950


      Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission acting pursuant to said Section 8(a) may determine.

                                    FORM N-2

                               THE OXBOW FUND, LLC
                              CROSS REFERENCE SHEET
                             Pursuant to Rule 495(a)

          PART A
        ITEM NUMBER                  CAPTION              PROSPECTUS CAPTION
   ---------------------          --------------       --------------------------------
            1.              Outside Front Cover        Cover Page of Prospectus
            2.              Cover Pages; Other         Not Applicable
                            Offering Information
            3.              Fee Table and Synopsis     Cover Page of
                                                       Prospectus; Summary of
                                                       Fund Expenses
            4.              Financial Highlights       Not Applicable
            5.              Plan of Distribution       How to Subscribe; The
                                                       Offering; Who May
                                                       Invest;
            6.              Selling Shareholders       Not Applicable
            7.              Use of Proceeds            Estimated Use of Proceeds
            8.              General Description of     Prospectus Summary; The
                            the Registrant             Offering; Investment
                                                       Objective and Principal
                                                       Strategies; Risk
                                                       Factors; Business of the
                                                       Fund
            9.              Management                 Prospectus Summary;  The
                                                       Offering; Management of
                                                       the Fund; Compensation
                                                       of the Investment
                                                       Manager, Its Affiliates
                                                       and the Directors;
                                                       Summary of Operating
                                                       Agreement
            10.             Capital Stock, Long Term   Prospectus Summary; The
                            Debt, and other Securities Offering; Tax
                                                       Allocations; Summary of
                                                       Operating Agreement
            11.             Defaults and Arrears on    Not Applicable
                            Senior Securities

            12.             Legal Proceedings          Not Applicable
            13.             Table of Contents of the   Not Applicable
                            Statement of Additional
                            Information


                                                             STATEMENT OF
                                                              ADDITIONAL
          PART B                                              INFORMATION
        ITEM NUMBER                  CAPTION                    CAPTION
  ----------------------         ---------------        ----------------------
            14.             Cover Page                 Not Applicable
            15.             Table of Contents          Not Applicable
            16.             General Information and    Not Applicable
                            History
            17.             Investment Objective and   Prospectus Summary; The
                            Policies                   Offering; Investment
                                                       Objective and Principal
                                                       Strategies; Risk
                                                       Factors; Business of the
                                                       Fund
            18.             Management                 Compensation of the
                                                       Investment Manager, Its
                                                       Affiliates and the
                                                       Directors; Summary of
                                                       Operating Agreement
            19.             Control Persons and        Management of the Fund
                            Principal Holders of
                            Securities
            20.             Investment Advisory and    Prospectus Summary; The
                            Other Services             Offering; Management of
                                                       the Fund; Compensation
                                                       of the Investment
                                                       Manager, Its Affiliates
                                                       and the Directors
            21.             Brokerage Allocation and   Prospectus Summary; The
                            Other Practices            Offering
            22.             Tax Status                 Prospectus Summary;
                                                       Income Tax Aspects; Tax
                                                       Allocations
            23.             Financial Statements       Not Applicable

PART C
ITEM NUMBER
-----------
The information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

*Pursuant to General Instructions on Form N-2, all information required to be set forth in Part B: Statement of Additional Information has been included in Part A: The Prospectus. All items required to be set forth in Part C are set forth in Part C.

                               THE OXBOW FUND, LLC

                                     [LOGO]

       AN OFFERING OF UP TO $25,000,000 OF LIMITED LIABILITY COMPANY UNITS

      The Oxbow Fund, LLC (the "Fund") is a newly-formed New Jersey limited liability company, which will operate as a non-diversified, closed-end management investment company. The Fund has also elected to be regulated as a business development company ("BDC").

      We are offering investors ownership interests in the Fund in the form of Units.

      Our investment objective is to seek long-term capital appreciation by investing primarily in equity securities of private U.S. companies seeking capital for start-up operations, business expansion, product development and/or strategic acquisition opportunities. We may invest in companies of any size, but generally expect to invest in small to medium-sized companies with annual revenues or projected annual revenues in the $2 million to $100 million range. We may also acquire the assets of companies, invest in commercial real estate and invest in the equity, debt or assets of companies of any size which are facing financial difficulties, reorganizing or seeking capital for debt or equity restructuring.

o     Security Offered:                      250,000 units of ownership
                                             interests in the Fund at $100
                                             each.  We will refer to the
                                             ownership interests as "Units".

o     Minimum Purchase:                      25 Units ($2,500).

o     Minimum Offering Size:                 No minimum. Because the offering
                                             does not require a minimum total
                                             investment, your capital
                                             contribution to the Fund will be
                                             deposited directly into the Fund's
                                             account upon receipt and will be
                                             available for immediate investment
                                             by the Fund. The Fund will not
                                             place such funds received in escrow
                                             or in trust or make any similar
                                             arrangement.

o     Offering Period:                       The offering will last until
                                             ______, 2001 unless terminated
                                             earlier at the discretion of the
                                             Fund's Board of Directors.

o     Investment Manager:                    C.J.M. Asset Management, LLC ("CJM
                                             Asset Management" or "Investment
                                             Manager") will manage our
                                             investments.

o     Distributor:                           C.J.M. Planning Corp. ("CJM
                                             Planning"), a company affiliated
                                             with

                                             CJM Asset Management, the Fund's
                                             Investment Manager, will offer and
                                             sell the Units on behalf of the
                                             Fund on a "best efforts" basis. CJM
                                             Planning may contract with other
                                             brokers who will use their best
                                             efforts to offer and sell the
                                             Units.

o     Sales Charge:                          The Fund will pay a sales charge to
                                             CJM Planning and other brokers for
                                             sales arranged by them equal to $7
                                             per Unit. There will be no sales
                                             charge on the Units purchased by
                                             the Investment Manager.

o     Allocation of Profits:                 Net profits of the Fund will be
                                             allocated first, pro-rata to
                                             restore any losses previously
                                             allocated to Members of the Fund,
                                             then 80% to the Fund's investors
                                             (excluding the Fund's Investment
                                             Manager) and 20% to the Fund's
                                             Investment Manager.


                    Per Unit              Total (Maximum)
                    --------              ---------------
Public Price.........$100                  $25,000,000*

Sales Charge.........$  7                  $ 1,743,000*

Proceeds to
the Fund.............$ 93                  $23,257,000

* Includes Investment Manager's $100,000 investment.

** No sales charge on Investment Manager's $100,000 investment.

ALL TRANSFERS OR SALES OF THE UNITS WILL BE SEVERELY RESTRICTED UNDER THE TERMS OF THE FUND'S OPERATING AGREEMENT. THE UNITS WILL NOT BE PUBLICLY TRADED AND HAVE NO HISTORY OF PUBLIC TRADING. IN GENERAL, CLOSED-END FUND UNITS TRADE AT A DISCOUNT FROM NET ASSET VALUE. AN INVESTMENT IN UNITS INVOLVES A HIGH DEGREE OF RISK. YOU SHOULD PURCHASE UNITS ONLY IF YOU CAN AFFORD A COMPLETE LOSS OF YOUR INVESTMENT. SEE THE "RISK FACTORS" BEGINNING ON PAGE 7 OF THIS PROSPECTUS.

      This Prospectus concisely provides the information that a prospective investor should know about the Fund before investing. You are advised to read this Prospectus carefully and to retain it for future reference. Additional information about the Fund, including the Fund's agreement with the Fund's Investment Manager, CJM Asset Management, and the Distributor of Units, CJM Planning, has been filed with the Securities and Exchange Commission and is available upon written or oral request and without charge. Such material can be inspected at the Public Reference section of the SEC at 450 Fifth Street, N.W. Washington, D.C. 20549 and copies of such material may be obtained at prescribed rates, by calling the SEC at 1-800-SEC-0330 or by writing the SEC at the above address. The SEC also maintains a web site that contains information electronically filed with the SEC. The address of the SEC's web site is http://www.sec.gov.

      NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. NOR HAVE THEY MADE, NOR WILL THEY MAKE, ANY DETERMINATION AS TO WHETHER ANYONE SHOULD BUY THESE SECURITIES. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. WE CANNOT USE PROJECTIONS IN THIS OFFERING AND WE CANNOT MAKE ANY REPRESENTATION, VERBALLY OR IN WRITING, ABOUT THE ECONOMIC OR TAX BENEFITS YOU MIGHT RECEIVE FROM INVESTING IN THE FUND. WE CANNOT ACCEPT YOUR SUBSCRIPTION FOR UNITS UNTIL AT LEAST FIVE BUSINESS DAYS AFTER YOU HAVE RECEIVED THIS PROSPECTUS.

                 The date of this Prospectus is ________, 2000.

                                TABLE OF CONTENTS
                                -----------------

SUMMARY OF FUND EXPENSES.....................................................1
  Investor Transaction Expenses..............................................1
  Annual Expenses............................................................1
PROSPECTUS SUMMARY...........................................................2
THE FUND.....................................................................2
RISKS........................................................................2
INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES................................3
THE OFFERING.................................................................3
THE UNITS....................................................................3
INVESTMENTS BY THE FUND......................................................4
INVESTMENT MANAGER; FEES.....................................................4
CO-INVESTMENT................................................................4
CONFLICTS OF INTEREST........................................................4
DIRECTORS AND OFFICERS OF THE FUND...........................................4
CAPITAL ACCOUNTS.............................................................5
TAX ALLOCATIONS..............................................................5
DISTRIBUTIONS................................................................5
NO TRADING MARKET............................................................6
LEGAL AND TAX STATUS.........................................................6
RISK FACTORS.................................................................7
GENERAL RISKS................................................................7
    Newly Organized Fund.....................................................7
    Newly Formed Investment Manager..........................................7
    You Will Be Relying On The Investment Manager To
    Make Investments And Might Not Like The Investments Selected.............7
    You Will Have Little Control Over Operations.............................7
    You May Not Receive Adequate Distributions To Pay Your Taxes.............7
    Whether The Fund Is Profitable Or Not, Substantial Fees
    Will Be Paid To The Investment Manager For Its Services..................8
    There Will Not Be A Market For Your Units And There Will
    Be Restrictions Placed On Their Transfer.................................8
    You Will Not Have The Right To Receive Distributions Prior
    To The Termination Of The Fund...........................................8
    The Fund May Not Be Able To Diversify Its Investments And
    Accomplish Its Investment Objectives.....................................8
    The Fund Is Not Providing You With Separate Legal Or Accounting
    Representation...........................................................9
    Distributions In The Early Stages May Be A Return Of Capital.............9
    The Fund's Venture Capital Investments Are Risky.........................9
    The Fund May Need To Invest Additional Capital...........................9
    Investments Made By The Fund May Take A Long Time To Mature.............10
    Investments Made By The Fund Will Be Illiquid...........................10
    Need For Follow-On Investment...........................................10
    The Fund May Invest In Commercial Real Estate Which is Risky............11
    The Fund May Invest In High Risk Corporate Debt Securities..............11

    The Fund May Invest In Companies Facing.................................12
    Substantial Initial Losses..............................................12
    Dependence On Management................................................12
    Competition For Investments.............................................12
    Borrowings By The Fund May Exaggerate Losses And Limit the Amount Of
    Assets Available For Distribution.......................................13
    The Fund May Be Liable To Companies In Which The Fund Invests...........13
    Liabilities of Investors................................................13
    Conflicts of Interest...................................................13
    Regulation..............................................................14
GENERAL INCOME TAX RISKS....................................................14
  Operation Of The Fund Could Affect The Propriety Of
  Allocations And Cause Additional Tax And Penalties........................15
  The Resale Of Investments Could Cause Gains To Be Taxed As Ordinary
  Income....................................................................15
  Incorrect Allocation Of Expenses Among Start-Up, Organization
  And Syndication Costs Could Cause More Taxable Income.....................15
WHO MAY INVEST..............................................................17
HOW TO INVEST...............................................................19
CAPITALIZATION..............................................................20
ESTIMATED USE OF PROCEEDS...................................................21
BUSINESS OF THE FUND........................................................23
INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES...............................24
  Long-Term Capital Appreciation............................................24
  Types of Investments by the Fund..........................................24
  Temporarily Invested Funds................................................24
  Investment Concentration..................................................25
  Use Of Leverage...........................................................25
  Average Investment........................................................25
  Follow-On Investments.....................................................25
  Investment Decisions Based Upon Extensive Firm-Level Research.............26
  The Fund May Change Its Investment Strategies.............................26
MANAGEMENT OF THE FUND......................................................27
  Fund Board Of Directors...................................................27
  Officers..................................................................27
  Fund Investment Manager...................................................27
  Fund Directors And Key Personnel Of Investment Manager....................28
  Fund Administrator........................................................30
  Fund Custodian............................................................31
COMPENSATION OF THE INVESTMENT MANAGER,.....................................32
  Investment Manager........................................................32
  Summary Of Investment Manager Compensation And Allocations................32
  Independent Directors.....................................................33
  Members Of Management Committee...........................................33
CONFLICTS OF INTEREST.......................................................34
  Lack Of Arm's-Length Negotiations With Management.........................34
  Other Activities Of The Investment Managers And The Management Committee..34

  Competition With Managers And Other Affiliated Programs...................34
  Distribution of Units By An Affiliate.....................................35
  Possible Joint Investment With Affiliated Programs........................35
  Manager's Representation of Fund in Audit Proceedings.....................35
  Lack of Separate Representation...........................................35
  Affiliation of Selling Agent..............................................35
THE OFFERING................................................................37
  Plan Of Distribution......................................................37
TAX ALLOCATIONS.............................................................39
DISTRIBUTIONS...............................................................40
INCOME TAX ASPECTS..........................................................41
     Fund Status............................................................41
     Classification Of The Fund.............................................41
     Publicly-Traded Status.................................................41
     Federal Income Taxation of Partnerships and Investors Generally........42
     Allocations Of Profit And Loss.........................................43
     Taxation Of Fund Operations............................................44
     Limitations On Deduction Of Fund Losses................................44
     Adjusted Basis.........................................................44
     Passive Losses.........................................................44
     Capital Losses.........................................................45
     Non-Trade Or Business Expenses.........................................45
     Fund As A Trade Or Business............................................45
     Investment Interest Expense............................................45
     Sale Of An Interest In The Fund........................................46
     Fund Organizational And Syndication Expenditures.......................46
     Management Fee.........................................................46
     Alternative Minimum Tax................................................46
     Miscellaneous Provisions...............................................47
     Interest And Penalties.................................................47
     Fund Audit Rules.......................................................47
     Possible Changes In Federal Income Tax Laws............................47
     Tax Treatment Of Foreign Investors.....................................47
     State Law Considerations...............................................47
ERISA CONSIDERATIONS........................................................48
RESTRICTIONS ON TRANSFER....................................................49
INVESTMENT COMPANY ACT REGULATION...........................................50
SUMMARY OF OPERATING AGREEMENT..............................................52
  Term And Dissolution......................................................52
  Return Of Capital.........................................................52
  Voting Rights.............................................................52
  Meetings..................................................................53
  Liabilities Of Investors..................................................53
  Rights, Power And Duties Of The Managers..................................53
  Indemnification and Limitations on Liability..............................54
  Withdrawal Or Removal Of A Manager........................................54

  Substituted Investors; Assignees..........................................54
  Appointment Of The Fund's Management Committee As Attorneys-In-Fact.......54
REPORTS TO INVESTORS........................................................55
SALES MATERIALS.............................................................56
  Sales Material May Be Used in Connection with this Offering
   Only When Accompanied or Preceded by the Delivery of this Prospectus.....56
  The Offering is Made Only by Means of this Prospectus.....................56
LEGAL PROCEEDINGS...........................................................56
LEGAL OPINION...............................................................56
INDEPENDENT ACCOUNTANT......................................................56

                            SUMMARY OF FUND EXPENSES

      The following table illustrates the expenses and fees that the Fund expects to incur and that Investors can expect to bear. The table does not show how profits of the Fund are allocated among Members of the Fund (including the Investment Manager).

Investor Transaction Expenses

      Sales charge (as a percentage of offering price)                  7%
      (does not apply to investment Manager's $100,000 investment)

Annual Expenses (as a percentage of aggregate adjusted capital contributions)

      Management Fees (not including the Investment Manger's maximum allocation, as a Member of the Fund, of 20% of the profits
      of the Fund)                                                      2.75%

      Other Expenses (estimated)                                        2.50%
      Total Annual Expenses                                             5.25%

      The purpose of the table above is to assist you in understanding the various costs and expenses you would bear directly or indirectly as an investor in the Fund. For a more complete description of the various costs and expenses, see "Management of the Fund." For purposes of the above table, "Other Expenses" are based upon estimated amounts for the current fiscal year.

EXAMPLE                        1 YEAR     3 YEARS    5 YEARS     10 YEARS
-------                        ------     -------    -------     --------
You would pay the following    $306.25    $568.75    $831.25     $1487.50
expenses on a $2,500
investment, assuming a 5%
annual return:(1)

      (1) Based on estimated amounts for the respective fiscal years. Annual expenses are calculated as a percentage of aggregate adjusted capital contributions. Therefore, the assumed return of 5% does not impact the calculation of expenses set forth above. The $7 sales charge per Unit payable by the Fund to CJM Planning or other brokers is reflected in the above example.

THE EXAMPLE DOES NOT PRESENT ACTUAL EXPENSES AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. MOREOVER, THE FUND'S ACTUAL RATE OF RETURN MAY BE GREATER OR LESS THAN THE HYPOTHETICAL 5% RETURN SHOWN IN THE EXAMPLE.

                               PROSPECTUS SUMMARY

      This summary highlights important information about the Fund. It is not intended to be complete and should be read with the more detailed information contained in this Prospectus and its exhibits. Investors in the Fund are sometimes referred to in this Prospectus as "Investors."

                               THE FUND (Page 23)

      The Oxbow Fund, LLC (the "Fund") is a newly formed New Jersey limited liability company, which will operate as a non-diversified, closed-end management investment company. We have also elected to be regulated as a "Business Development Company" under the Investment Company Act which means that we are required to make certain types of investments and that we must offer "significant managerial assistance" to many of the companies in which we invest. The Fund will continue in existence until March 31, 2010. However, the Directors of the Fund have the right to continue the Fund's existence for up to 2 additional 2 year periods. The Fund has been organized to provide Investors with the opportunity to participate in venture capital investments that are generally not available to the public and that typically require substantially larger financial commitments.

                                 RISKS (Page 7)

      There are substantial risks in this investment. These risks include the following:

      o That you will not be able to participate in investment decisions made by the Fund.

      o That the investment will not be publicly tradable and will be subject to restrictions on transfer.

      o  That substantial fees will be paid by the Fund to the Investment
         Manager.

      o That the Investment Manager and certain Directors may encounter conflicts of interest in the performance of their duties.

      o That the Investment Manager and its key personnel have no prior experience in operating or managing a fund similar to this Fund.

      o That this offering does not require a minimum total investment and will close irrespective of the total amount received from you and other Investors.

      o That the investments made by the Fund involve a high degree of risk that can result in substantial losses.

      o That the investments made by the Fund may be in companies in an early-stage of development with little or no operating results and in companies in rapidly changing high-technology fields.

      o That the investments made by the Fund may be in high risk real estate holdings, non-investment grade corporate debt or the securities of companies facing financial difficulties, reorganization or restructuring.

      o That the investments made by the Fund may take a long time to mature and may be in restricted securities, which are illiquid.

             INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES (Page 24)

      Our investment objective is to seek long-term capital appreciation. To achieve this objective we will invest the Fund's assets primarily in equity securities of private U.S. companies seeking capital for start-up operations, business expansion, product development and/or strategic acquisition opportunities. We may invest in companies of any size, but generally expect to invest in small to medium-sized companies with annual revenues or projected annual revenues in the $2 million to $100 million range. We may also acquire the assets of companies, invest in commercial real estate and invest in the equity, debt or assets of companies of any size which are facing financial difficulties, reorganizing or seeking capital for debt or equity restructuring. We will not limit the amount of any particular investment made by the Fund. Generating current income for distribution to Investors will not be a factor in the selection of investments. We cannot assure you that we will be able to achieve the objective described above. The Fund is not a "tax shelter" and is not intended to shelter your taxable income from other sources. See "Investment Objective and Principal Strategies."

                             THE OFFERING (Page 37)

      We are offering 250,000 Units in an aggregate amount of up to $25,000,000. The minimum investment is 25 Units ($2,500). For each Unit of $100 sold by CJM Planning or another broker, the Fund will pay a sales charge equal to $7 per Unit. No Units will be sold below the Fund's net asset value. You may only purchase Units if you have reviewed the suitability considerations contained in this offering and acknowledged that you meet or exceed such suitability standards. See "Who May Invest." There will be no minimum offering. If the Fund is unable to sell the full 250,000 Units, the Fund will have less diversification than the Investment Manager presently anticipates.

      The offering will terminate at the discretion of the Fund's Board of Directors but in no event later than 15 months from the date hereof.

                               THE UNITS (Page 37)

            Each Unit represents a $100 equity investment in the Fund. The $7 sales charge per Unit (other than the Investment Manager's Units) and other offering costs of the Fund will be paid by the Fund from the gross proceeds of the offering but will not reduce the amount of your equity investment in, or capital contribution to, the Fund. Unlike profits and losses of a corporation which are taxed at the corporate level, the Fund has been structured, similar to a partnership, so that profits, gains, losses and deductions of the Fund may be passed through to

Investors for income tax purposes. A person or entity who purchases Units in this offering will become a "Member" in the Fund and is sometimes referred to in this Prospectus as an "Investor."

                        INVESTMENTS BY THE FUND (Page 24)

      The Fund has not made and did not own any investments as of the date this Prospectus was written. We will, however, supplement this Prospectus when we have made any investments, which we believe you would consider important.

                     INVESTMENT MANAGER; FEES (Page 27; 32)

            This investment program will be managed by C.J.M. Asset Management, LLC ("CJM Asset Management" or the "Investment Manager"). The Investment Manager will be responsible for finding, evaluating, structuring, monitoring and liquidating the Fund's investments. In addition to the Investment Manager's interest, as a Member, in certain profits, losses, and distributions of the Fund, the Fund will pay the Investment Manager an annual management fee equal to 2.5% of the Investors' total "adjusted capital contributions." The management fee will be payable quarterly in arrears. The Investment Manager will also be reimbursed for its actual costs incurred on behalf of the Fund. See "Compensation of the Investment Manager, its Affiliates, and the Directors." The individuals responsible for making investment decisions for the Fund on behalf of the Investment Manager are Daniel D. Dyer, S. Charles Musumeci, Jr. and Joseph C. Musumeci. The background and experience of each of these individuals is more fully described in "Management of the Fund."

                             CO-INVESTMENT (Page 34)

      The Investment Manager expects that the Fund may invest in companies in which other venture capital funds managed by the Investment Manager, Directors of the Fund or affiliates thereof may also invest. Such investments can be made without your approval. However, such investments may require the approval of a majority of the Independent Directors (as defined below) of the Fund or an exemption from the Securities and Exchange Commission. There can be no assurance that such exemptive order will be issued by the SEC.

                         CONFLICTS OF INTEREST (Page 34)

      The Investment Manager and certain Directors are subject to various conflicts of interest arising out of their relationship with the Fund. See "Conflicts of Interest".

                  DIRECTORS AND OFFICERS OF THE FUND (Page 27)

      The Fund will be managed and supervised by a Board of Directors, initially 7 in number, 4 of whom will not be "interested persons" of the Fund or its affiliates as that term is defined in the Investment Company Act (herein, the "Independent Directors") and three of whom will be affiliated with the Investment Manager (herein, the "Affiliated Directors"). The Board has engaged the Investment Manager to provide investment advice to, and day-to-day management of, the Fund, in each case under the ultimate supervision of and subject to any policies established by the Board. The Fund will have three officers who will each be compensated at the rate of $150,000 per year by the Fund. Daniel D. Dyer will serve as Chairman and Chief Executive Officer; S. Charles Musumeci, Jr. will serve as President and Chief Operating Officer; and Joseph C. Musumeci will serve as Executive Vice President and Chief Financial Officer. The Investment Manager will report to the Officers and Directors of the Fund.

                           CAPITAL ACCOUNTS (Page 37)

      If you invest in this offering, the amount of your investment will be your "capital contribution" to the Fund. The $7 sales charge per Unit (other than the Investment Manager's Units) and other offering costs payable by the Fund will not reduce the amount of your capital contribution to the Fund. Investors will generally have an interest in the Fund in proportion to their capital contributions. If you invest in this offering, you will have an initial capital account in the Fund equal to the amount of your capital contribution. Thereafter, your capital account will be increased by your distributive share of profits of the Fund and decreased by (i) actual distributions by the Fund of cash or property to you, (ii) your distributive share of losses of the Fund and
(iii) any other adjustments required under the Internal Revenue Code of 1986, as amended (the "Code").

                            TAX ALLOCATIONS (Page 39)

      The profits of the Fund will be allocated for tax and accounting purposes to the Members in the following manner:

      (i) First, to the Members pro rata in order to restore Members' capital accounts to the extent reduced by prior allocations of losses; and

      (ii) Second, eighty percent (80%) to the Investors (excluding the Investment Manager), as a class (to be further allocated pro rata in accordance with the Investors' percentage ownership of Units), and twenty percent (20%) to the Investment Manager.

      In general, losses and Fund operating expenses will be allocated to the Members pro rata according to their percentage ownership of Units. For further discussion, including examples of how profits and losses are allocated among Investors, see "Tax Allocations."

                             DISTRIBUTIONS (Page 40)

      Prior to liquidation of the Fund, the Board of Directors of the Fund will determine, in its sole discretion, the amount and timing of any distributions to Investors of cash or other property. The business objective of the Fund, in general, is to seek long-term capital appreciation. Accordingly, it is unlikely that any distributions of proceeds from the Fund will be made in the first three years of the Fund's operation. Distributions of cash and/or property by the Fund will be made in the following manner:

      (i) First, to the Members (including the Investment Manager) pro rata in accordance with their percentage ownership of Units until the Members have received aggregate distributions over the term of the Fund equal to their adjusted capital accounts (which generally means Members' capital contributions, reduced by the sum of (x) distributions representing a return of capital and (y) prior loss allocations which have not been offset by profit allocations); and

      (ii) Second, eighty percent (80%) to the Investors (excluding the Investment Manager), as a class (to be further distributed pro rata in accordance with the Investors' percentage ownership of Units) and twenty percent (20%) to the Investment Manager.

      As soon as possible after the date of the Fund's dissolution, the Members will receive a liquidating distribution of the remaining assets of the Fund which shall be made pro rata in accordance with their positive capital account balances. The Fund may distribute securities in-kind and will seek an exemptive order under Section 206A of the Investment Advisers Act of 1940 exempting the Fund from Section 205(a)(1) of the Act if such exemptive order is required prior to making in-kind distributions. For further discussion including an example of distributions by the Fund, see "Distributions."

                           NO TRADING MARKET (Page 8)

      Units will not be listed on any securities exchange and will not be publicly traded. Additionally, the Fund is not required to redeem or purchase your Units and the Fund's Operating Agreement contains restrictions on your ability to transfer Units.

                         LEGAL AND TAX STATUS (Page 41)

      The Fund has been formed as a limited liability company and as such is governed by its Operating Agreement, which defines many of the rights and responsibilities of the Directors, Investment Manager and Investors. The Fund should be treated as a partnership for federal income tax purposes and the Directors do not intend to elect otherwise. However, the Fund will not seek a ruling from the Internal Revenue Service concerning any tax matters, including whether the Fund will be treated as a partnership for federal income tax purposes. For further discussion of tax aspects of an investment in the Fund, see "Income Tax Aspects."

                                  RISK FACTORS

THERE ARE SUBSTANTIAL RISKS IN THIS INVESTMENT. YOU SHOULD READ ALL SECTIONS OF THIS PROSPECTUS AND CONSULT WITH YOUR FINANCIAL, TAX AND LEGAL ADVISORS REGARDING THE RISKS OF AN INVESTMENT IN THE FUND.

GENERAL RISKS

      Newly Organized Fund.

      We are a newly-organized investment company with no previous operating history. We may not succeed in meeting our objectives, and the Fund's investments may decrease substantially or result in total losses. You should purchase Units only if you can afford a complete loss of your investment.

      Newly Formed Investment Manager.

      CJM Asset Management, the Fund's Investment Manager, is a newly-organized company with no previous operating history upon which an evaluation of its prospects can be based. Although key personnel of the Investment Manager have experience in the investment industry, none of them has ever operated or managed a fund similar to this Fund.

      You Will Be Relying On The Investment Manager To Make Investments And Might Not Like The Investments Selected.

      You will not be able to evaluate any investments before they are made by the Fund. You will not have the right to a return of your investment if you do not like the investments made. The Fund is retaining the Investment Manager and will rely on it and its representatives to find investments for the Fund. The Fund has made no investments as of the date of this Prospectus. Therefore, prospective investors will not have an opportunity to evaluate specific investments made, or to be made, by the Fund prior to making an investment in the Fund.

      You Will Have Little Control Over Operations.

      Except for limited voting rights with respect to certain matters related to the business of the Fund that the Investment Company Act requires to be approved by the Fund's Investors, you will have no control over the Fund's management and must rely exclusively on the Directors the Officers and the Investment Manager. They may take actions with which you disagree.

      You May Not Receive Adequate Distributions To Pay Your Taxes.

      The Board has absolute discretion in the amount and timing of any distributions to Investors, but personal income tax liability of the Investors depends on the taxable income of the Fund, regardless of whether distributions are made. If the Fund has taxable income, you will be deemed to receive a portion of such income for personal income tax purposes, whether or not such income is distributed to you. Accordingly, you may not receive distributions from the Fund sufficient to pay taxes on your allocable share of profits. See "Allocation of Profits and Losses", "Tax Allocations" and "Distributions."

      Whether The Fund Is Profitable Or Not, Substantial Fees Will Be Paid To The Investment Manager For Its Services.

      The Investment Manager will receive annual management and administrative fees from the Fund equal to 2.75% of aggregate adjusted capital contributions whether or not the Fund operates profitably.

      There Will Not Be A Market For Your Units And There Will Be Restrictions Placed On Their Transfer.

      Units will not be publicly traded and the Fund will be under no obligation to redeem or repurchase Units. In addition, to avoid being taxed as a corporation, the Fund is required to place significant restrictions on the transfer of Units. This means that you will be required to receive approval from the Board or at least two of the Fund's Officers before reselling or transferring Units. The Board and the Officers are required to refuse to consent to a transfer when it would adversely affect the status of the Fund as a partnership for income tax purposes. Because of these requirements, you may not be permitted to sell or transfer your Units, and any sale, if permitted, will likely be at a substantial discount from the original purchase price of the Units. Investment in the Fund should be made only as a long-term investment.

      You Will Not Have The Right To Receive Distributions Prior To The Termination Of The Fund.

      The Fund is not required to dissolve until March 31, 2010 and may be extended beyond that date by the Directors without Investor approval. Distributions of cash or property before that time will only be made if approved by the Board in its sole discretion.

      The Fund May Not Be Able To Diversify Its Investments And Accomplish Its Investment Objectives.

      The Fund will begin investment operations immediately. We expect the average investment by the Fund to be between $1,000,000 and $6,250,000. That means that initially we expect to invest in 4 to 21 portfolio companies. If the Fund invests in a smaller number of companies, it will have less diversification and will be more likely to be adversely affected by a single investment. Additionally, this offering is not subject to any minimum amount of aggregate investments made by Investors. The number of investments, portfolio balance and potential profitability of the Fund will be affected by the amount of funds at its disposal. At a lower funding level, the Fund will have less diversification and its investment return might be adversely affected by a single investment decision. Moreover, at lower funding levels, the Fund's expenses may constitute a considerably higher percentage of total funding.

      The Fund Is Not Providing You With Separate Legal Or Accounting Representation.

      The Fund, its Investors and the Investment Managers are not represented by separate counsel. Although counsel has given an opinion that there is legal authority to issue the Units, the legal counsel and accountants for the Fund have not been retained, and will not be available, to provide other legal counsel or tax advice to you. Additionally, since counsel for the Fund is also counsel to the Investment Manager, such counsel may be required to withdraw from representing the Fund, the Investment Manager, or both, should a conflict of interest arise which cannot be resolved.

      Distributions In The Early Stages May Be A Return Of Capital.

      Some or all of the cash or property you receive in distributions may represent a return of capital, which will reduce the size of your capital account.

      The Fund's Venture Capital Investments Are Risky.

      We will be making venture capital investments with money held by the Fund. Although venture capital investments offer the opportunity for significant gains, each investment involves a high degree of business and financial risk that can result in substantial losses. Among these are the risks associated with investing in companies in an early-stage of development or with little or no operating results and companies with the need for substantial additional capital to support expansion or to achieve or maintain a competitive position. Such companies may face marketing, personnel and management problems, which are more acute than established companies with historic operations. Intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing and service capabilities, and a larger number of qualified managerial and technical personnel is also a risk with which such companies must contend. Additionally, the Fund's investments in early stage companies may be diluted by later stage investments from other parties, including persons affiliated with the Investment Manager and the Fund's Directors.

      Our success, if any, will depend upon the success of the companies in which we invest. The success of such companies in turn depends upon the abilities of their management and personnel. We may make significant equity investments in companies in rapidly changing high-technology fields; such companies may face special risks of product obsolescence and may encounter intense competition from other companies. Another major risk of investments in technology companies is the potential inability of the company to commercialize its technology or product concept with the resources it has available. The ultimate success of such companies will depend to a large extent on their ability to continue to create new products and improve existing ones. There can be no assurance that the development efforts of any company in which we invest will be successful.

      The Fund May Need To Invest Additional Capital.

      We expect that many of the companies in which the Fund invests will require additional financing to satisfy their working capital requirements. The amount of additional financing needed will depend upon the maturity and objectives of the particular company. If the funds provided are not sufficient, a company may have to raise additional capital at a price unfavorable to the existing investors, including the Fund. The availability of capital is generally a function of capital market conditions that are beyond the control of the Fund or any company in which the Fund may invest. There can be no assurance that we or the companies in which we invest will be able to predict accurately the future capital requirements necessary for success or that additional funds will be available from any source.

      Investments Made By The Fund May Take A Long Time To Mature.

      We intend to invest funds available for equity investments as rapidly as is consistent with the investment objectives of the Fund. Venture capital investments typically take from four to eight years from the date of initial investment to reach a state of maturity at which liquidation can be considered. Additionally, the other types of investments which may be made by the Fund are not expected to reach maturity prior to three years following the initial date of investment. In light of the foregoing, it is unlikely that any significant distributions of the proceeds from the liquidation of investments made by the Fund will be made until the later years of the Fund.

      Investments Made By The Fund Will Be Illiquid.

      We may invest a substantial portion of Fund assets in restricted securities and other investments, which are illiquid. Restricted securities are securities that may not be resold to the public without an effective registration statement under the Securities Act of 1933 or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Restricted and other illiquid investments involve the risk that the securities will not be able to be sold at the time desired by the Investment Manager or at prices approximating the value at which the Fund is carrying the securities on its books.

      Other practical limitations may inhibit the Fund's ability to sell or distribute securities purchased by the Fund. For example, the Fund may own a relatively large percentage of the company's outstanding securities, and customers, other investors, financial institutions, or management may be relying on the Fund's continued investment. Sales of securities purchased by the Fund may also be limited by the overall condition of relevant markets.

      The Fund may encounter substantial difficulties in liquidating its investments in securities subject to such restrictions and limitations and may be required to sell such securities at a substantial discount.

      Need For Follow-On Investment.

      Following its initial investment in certain companies, the Fund may be called upon to provide additional funds to, or have the opportunity to increase its investment in, such companies in order to make the investment potentially profitable. See "Business of the Fund." Although we may maintain reserves and may borrow to make follow-on equity investments, there is no assurance that the Fund will make follow-on investments or that the Fund will have sufficient funds to make such investments. If the Fund is unwilling or unable to make a follow-on equity investment, the negative impact on a company in need of such investment may be substantial and could result in the failure of such a company and the loss of the Fund's initial investment. The Fund's failure to make a follow-on investment may also result in a significant reduction in the Fund's ownership percentage in a particular company or a missed opportunity for the Fund to increase its participation in a successful situation.

      The Fund May Invest In Commercial Real Estate Which is Risky.

      The Fund may invest up to 10% of Fund assets in commercial real estate or real estate development. As a result, an investment in the Units may be subject to the risks incident to the ownership and operation of commercial real estate, including uncertainty of cash flow to meet fixed obligations, adverse changes in local market conditions and neighborhoods, changes in interest rates, inability to collect rent due to bankruptcy or insolvency of tenants or otherwise, the need for unanticipated renovation, changes in real estate taxes and increases in other operating expenses. Real estate development generally involves significant risks in addition to the foregoing, including the risks that financing may not be available on favorable terms, that construction may not be completed on schedule, resulting in increased debt service expenses and construction costs, that long-term financing may not be available on completion of construction and that properties may not be leased on profitable terms. Real estate investments are often long term and may be illiquid.

      Additionally, any real estate investment made by the Fund involves risks that, under various federal, state and local laws, ordinances and regulations, the Fund may be required to investigate and clean up certain hazardous or toxic substances released on or in properties it owns or operates, and it also may be required to pay other costs relating to hazardous or toxic substances. This liability may be imposed without regard to whether the Fund knew about the release of these types of substances or was responsible for their release. These costs or liabilities could exceed the value of the affected real estate.

      The Fund May Invest In High Risk Corporate Debt Securities.

      The Fund may invest up to 10% of Fund assets in corporate debt securities offering the potential for long-term capital appreciation. These investments may be in non-investment grade debt securities, including convertible debt securities, which are considered by rating agencies such as Standard & Poor's or Moody's Investors Service, Inc. to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Such non-investment grade securities may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade securities to make principal and interest payments than is the case for higher grade securities. In addition, the market for non-investment grade securities may be thinner and less liquid than for higher grade securities.

      The Fund May Invest In Companies Facing
      Financial Difficulties, Reorganizing or Restructuring.

      The Fund may invest up to 10% of Fund assets in companies with financial difficulties, including companies in default on current obligations, companies that do not have sufficient capital to fund current operations, companies that have filed for protection under the federal bankruptcy laws or companies that have had involuntary bankruptcy petitions filed against them by creditors. The capital structure of such companies may include both junior and senior debt and equity securities. Senior debt securities typically have the most senior claim on a company's assets and junior subordinated debt and common stock the most junior claim. Although senior debt usually has the most senior position in a company's capital structure and may be secured by specific collateral, the Fund's investments in these companies will typically be in debt securities, which are below investment grade and have speculative characteristics. In addition to the speculative nature of the debt securities involved, investments in companies that undertake financial recapitalization or restructuring transactions involve the risk, among others, that the transaction may not resolve the financial or operational conditions that led to the recapitalization or restructuring.

      Substantial Initial Losses.

      It is anticipated that most of the capitalization of the Fund will be expended or committed prior to the receipt, if any, of realized gains by the Fund. The Investment Manager anticipates that the Fund and a number of companies in which the Fund may invest will sustain substantial losses in the initial three or four years of operation. It is possible that these losses may never be recovered. There can be no assurance that the Fund will ever be profitable.

      Dependence On Management.

      The Fund will be supervised by the Directors and the Fund's investments will be managed by the Fund's Investment Manager - CJM Asset Management. The death or resignation of any of the Directors or any of the key personnel of the Investment Manager responsible for making investment decisions for the Fund could have a material adverse affect on the Fund. The Fund will not carry insurance on the lives of any such individuals.

      Competition For Investments.

      We expect to encounter competition from other entities having similar investment objectives (including others that are affiliated with the Investment Manager). These competitors may include venture capital funds, venture capital affiliates of large industrial and financial companies, small business investment companies, and wealthy individuals. Additional competition is anticipated from foreign investors and from large industrial and financial companies investing directly rather than through venture capital affiliates. Many of the Fund's competitors are subject to regulatory requirements substantially different from those to which the Fund is subject, and, as a consequence, they may have a competitive advantage to the extent that the regulations under which the Fund operates restrict its ability to take certain actions.

      Borrowings By The Fund May Exaggerate Losses And Limit the Amount Of Assets Available For Distribution.

      The Fund may borrow money (but not in excess of 50% of Investors' aggregate capital contributions) to accommodate cash flow requirements or to make additional follow-on investments. In connection with borrowings by the Fund, the Fund may pledge Fund assets as collateral. Although you will not be personally liable for Fund borrowings or guarantees beyond the amount of your capital contribution, any borrowings would have to be repaid out of Fund assets, which would reduce the cash available for distribution to you and could result in taxable income to you without receiving cash distributions from the Fund. The use of borrowed funds to make investments is known as "leverage" since it can exaggerate increases or decreases in the Fund's net asset value as contrasted to the value of its total assets. In addition, the terms of any borrowing by the Fund may contain provisions, which limit certain activities of the Fund, including distributions to Members.

      The Fund May Be Liable To Companies In Which The Fund Invests.

      The Fund will participate actively in the management of many companies in which the Fund invests, often having representatives serve as a member of a company's board of directors. Consequently, the Fund may be subject to liability from lawsuits against its representatives and the Fund's assets may be exposed to satisfy claims.

      Liabilities of Investors.

      You will not be liable for any obligations of the Fund in excess of your capital contribution; except that an Investor who receives a distribution from the Fund will be liable to the Fund for the amount of such distribution if, after such distribution, the outstanding liabilities of the Fund (other than liabilities to Investors on account of their interests in the Fund and liabilities of the Fund for which the recourse of creditors of the Fund is limited to specific property of the Fund) exceeds the fair value of the Fund's assets (excluding the fair value of Fund property to the extent of the amount of debt it secures) and the Investor had knowledge of that fact at the time of the distribution.

      Conflicts of Interest.

      The Investment Manager and certain Directors of the Fund are subject to various conflicts of interest in managing the investments of the Fund. Key personnel of the Investment Manager who also serve as Directors of the Fund have organized and currently operate entities engaged in business similar to that of the Fund. Such entities may fund companies similar to the companies in which the Fund may invest. Additionally, the Fund may co-invest in companies with other investment funds managed by certain Directors of the Fund and may participate in follow-on investments in such companies, subject to a majority vote of the Independent Directors and, if necessary, an exemptive order from the SEC. See "Investment Company Act Regulation." None of the Officers or personnel of the Investment Manager or its affiliates will devote their entire time to the Fund or its investments.

      Regulation.

      The Fund has elected to be regulated as a business development company (or "BDC") under the Investment Company Act, which imposes numerous restrictions on the activities of the Fund, including restrictions on the nature of its investments, its use of leverage, and its issuance of securities, options, warrants, or rights. Among the restrictions is the requirement that a majority of the Directors be individuals who are not "Interested Persons" of the Fund as defined in the Investment Company Act and that the Fund generally must invest at least 70% of its assets in securities of nonpublic companies or shares of public companies which shares are not eligible for margin loans under the rules of the Federal Reserve Board. In addition, a BDC must make significant managerial assistance available to the companies whose securities it purchases, though it is not required to do so in all cases. Although the Directors and Investment Manager believe that the constraints applicable to business development companies are consistent with the objectives of the Fund, such constraints could prohibit the Fund from investing in some potentially attractive situations that might otherwise be available if such an investment would not disqualify the Fund from its status as a BDC. See "Investment Company Act Regulation."

      In the event the Directors determine that the Fund cannot operate effectively as a BDC under the Investment Company Act, it may at some future date decide to withdraw the Fund's election as a BDC and transform the Fund into an operating company not subject to regulation under the Investment Company Act or cause the Fund to liquidate. These changes may not be effected without the approval of Investors holding a majority of outstanding Units.

      If the Directors, with the Investors' approval, decide to withdraw the Fund's election as a BDC, the Fund may nonetheless fall within the definition of an "investment company" and, therefore, continue to be subject to regulation under the Investment Company Act.

                            GENERAL INCOME TAX RISKS

      The Fund is organized as a limited liability company, and as such should be treated as a partnership for federal tax purposes. The Directors do not believe that the Fund will be treated as a publicly-traded partnership taxable as a corporation. If the Fund were classified as a publicly-traded partnership taxable as a corporation rather than as a partnership for purposes of federal income tax law, the Fund would be required to pay income tax at corporate tax rates on its net income, Investors would be prevented from deducting their allocable share of losses, and any distributions to Investors would be taxed to Investors as dividend income to the extent of earnings and profits of the Fund.

      Other potential tax risks to Investors include the following: (i) the allocation of Fund items of income, gain, loss, and deduction may not be respected for federal income tax purposes; (ii) all or a portion of the Fund's expenses could be considered either investment expenses (which would be deductible by an Investor only to the extent the aggregate of such expenses exceeded 2% of such Investor's adjusted gross income) or as nondeductible items that must be capitalized; (iii) all or a substantial portion of the Fund income could be deemed to constitute unrelated business taxable income, such that tax-exempt Investors could be subject to tax on their respective portions of such income; (iv) a portion of the losses, if any, allocated to the Investors could be "passive losses" and thus deductible by the Investor only to the extent of passive income; and (v) the Investors could have capital losses in excess of the amount that is allowable as a deduction in a particular year. The Fund has not sought and will not seek a ruling from the IRS as to any tax matters, including whether the Fund will be treated as a publicly-traded partnership.

      Operation Of The Fund Could Affect The Propriety Of Allocations And Cause Additional Tax And Penalties.

      Subject to any applicable limitations under the Internal Revenue Code on the deductibility of losses or certain expenses, you should be entitled to deduct your allocated share of any tax losses and will report your allocated share of income and gain on your personal income tax return. Whether such allocations will be honored by the Internal Revenue Service depends on a number of facts related to the future operation of the Fund. If these allocations were not honored by the Internal Revenue Service, a change in the tax treatment of income, gain, loss and deduction from the Fund could occur and on audit, each Investor could be forced to pay taxes or penalties, or both.

      The Resale Of Investments Could Cause Gains To Be Taxed As Ordinary
      Income.

      If the Fund is characterized as a "dealer" in securities when equity or other securities purchased by the Fund are sold, gain or loss on such sales will be considered ordinary income or loss. The character of the Fund as a dealer is a factual determination dependent on future events and the timing of purchases and sales, and thus there can be no certainty as to the character of such gain or loss. Because ordinary income is, in most cases, taxed at higher rates than capital gain, characterization of the Fund as a dealer could cause an increase in taxes payable by you.

      Incorrect Allocation Of Expenses Among Start-Up, Organization And Syndication Costs Could Cause More Taxable Income.

      The Fund will allocate expenses during the early stages of the Fund's operations to start-up, organization, syndication and acquisition expenses for purposes of the deduction or capitalization of such expenses. The allocation of such expenses will be made as costs are incurred. If the Internal Revenue Service determines that the allocation of costs among the different categories of expenses are improper, the Fund could lose some deductions and Investors would recognize more income during the early stages of the Fund's operation.

      THE FOREGOING IS A SUMMARY OF CERTAIN SIGNIFICANT FEDERAL INCOME TAX RISKS RELATING TO AN INVESTMENT IN THE FUND. THIS SUMMARY SHOULD NOT BE INTERPRETED AS A REPRESENTATION THAT THE MATTERS REFERRED TO HEREIN ARE THE ONLY TAX RISKS INVOLVED IN THIS INVESTMENT OR THAT THE MAGNITUDE OF SUCH RISKS IS NECESSARILY EQUAL. FOR A MORE DETAILED DISCUSSION OF THESE AND OTHER FEDERAL INCOME TAX RISKS OF AN INVESTMENT IN THE FUND, SEE "INCOME TAX ASPECTS."

      AN ERISA INVESTMENT IN THE FUND MAY NOT BE APPROPRIATE FOR INVESTORS SUBJECT TO ERISA. SUCH INVESTORS SHOULD CONSULT WITH THEIR FINANCIAL, TAX AND LEGAL ADVISORS REGARDING AN INVESTMENT IN THE FUND.

                                 WHO MAY INVEST

      Units may be an appropriate investment for you if you want to place a small portion of your portfolio in an aggressive growth investment that further diversifies your holdings. Investment in the Fund entails significant risks and is appropriate only if you have no need for liquidity of your investment for a number of years and if you can bear the financial risk of losing your entire investment.

      To purchase Units, you must be able to represent in writing that you have:

      (i) a net worth (exclusive of home, furnishings, and automobiles and any liabilities secured by those assets) of at least $60,000 and expect to have annual gross income from any source of at least $25,000; or

      (ii) have a net worth (as computed above) of at least $150,000. You may invest no more than 10% of your net worth in the Fund.

      If you are purchasing through a trust, IRA or other fiduciary account, these standards must be met by the beneficiary, the trust or other fiduciary account itself, or by the trust donor or grantor if they are a fiduciary and directly or indirectly supply the funds for the purchase.

      You will be required to purchase a minimum of 25 Units ($2,500). An investment in the Fund will not create an IRA or other tax-qualified plan for any investor.

      Investment firms that participate in the distribution of this offering and solicit orders for Units are required to make every reasonable effort to determine that the purchase is appropriate for each investor. In addition to net worth and income standards, the investment firms are required to determine:

      o whether you can reasonably benefit from an investment in the Units based on your investment objectives,

      o     your ability to bear the risk of the investment, and

      o     your understanding of the risks of the investment.

They must also determine whether you understand:

      o     the lack of liquidity of the Units,

      o     the restrictions on transferability of the Units,

      o     the background and qualifications of the managers of the Fund, and

      o     the tax consequences of your investment.

In addition to any other considerations, trustees and custodians of tax-qualified plans should consider the following when making an investment decision:

      o If the Fund borrows money to make an investment, some of its income may be unrelated business taxable income. A tax-qualified plan, although generally exempt from federal income tax, may be subject to some taxation if its unrelated business taxable income, after investment in the Fund, exceeds $1,000 in any taxable year.

      o ERISA establishes diversification requirements that should be considered. ERISA should also be considered in light of the nature of an investment in, and the compensation structure of, the investment and the potential lack of liquidity of the Units. The prudence of a particular investment must be determined by the responsible fiduciary taking into account all the facts and circumstances of the tax-qualified retirement plan and the investment.

AN INVESTMENT IN THE FUND IS NOT A SUITABLE INVESTMENT FOR ALL INVESTORS AND MAY NOT BE A SUITABLE INVESTMENT FOR YOU EVEN IF YOU QUALIFY TO PURCHASE UNITS.

BECAUSE IT IS POSSIBLE THAT THE FUND WILL GENERATE UNRELATED BUSINESS TAXABLE INCOME, IT MAY NOT BE AN APPROPRIATE INVESTMENT FOR TAX-EXEMPT INVESTORS OR CHARITABLE REMAINDER TRUSTS.

                                  HOW TO INVEST

      If you desire to purchase at least 25 Units ($2,500) you must complete, execute, and submit to The Oxbow Fund, LLC, the Subscription Agreement and the Operating Agreement Signature Page and Power of Attorney accompanying this Prospectus and forward it, along with a check made payable to "The Oxbow Fund, LLC", to C.J.M. Asset Management, LLC, 223 Wanaque Avenue, Pompton Lakes, New Jersey 07442. At any time during this offering, you may subscribe for additional whole Units by executing an additional Subscription Agreement. Payment methods are described more fully in the Subscription Agreement.

      If you satisfy the requirements set forth in this Prospectus under the heading "Who May Invest", your subscription may be accepted and you may be admitted to the Fund as a Member based upon the determination of the Board or any two of the Fund's Officers. Your subscription payment will be returned promptly in full if your subscription is not accepted by the Fund. All information provided by you will be kept confidential and disclosed only to the Directors of the Fund and the Investment Manager and its affiliates, consultants, or service providers except as required by appropriate governmental, administrative, and regulatory authorities.

                                 CAPITALIZATION

      The capitalization of the Fund as of the date of this Prospectus, and after the issuance and sale of the maximum amount of Units being offered is as follows:

                                                     After Sale of
      Title of Class                Actual           250,000 Units
      --------------                ------           -------------

Investment Manager's Capital       $100,000          $     100,000
Investors' Capital                        0             24,900,000
Less: Offering Expenses                   0               (750,000)
      Sales Charges*                      0             (1,743,000)
                                   --------            -----------

Total Capital                      $100,000          $  22,507,000
                                   ========          =============


* No sales charge on Investment Manager's $100,000 investment.

                            ESTIMATED USE OF PROCEEDS

      The Fund expects that there will be approximately $22,507,000 available for investment if the full $25,000,000 is raised, although no assurance can be given that such maximum amount will be raised. The following table estimates the use of proceeds from the sale of Units. Some of the items below cannot be precisely calculated and could vary materially from the amounts shown.

                                                    Maximum
                                                (250,000 Units)
                                                 -------------

                                           Dollars         Percent
                                          -------          -------

Gross Offering Proceeds.                $ 25,000,000       100.00%

Less Offering Expenses

      Sales charge                      $ (1,743,000)*       7.00%

      Organizational and
      other offering expenses
      not to finance sales              $   (750,000)        3.00%

Amount Available for
Investment (net proceeds)               $ 22,507,000        90.00%

Working Capital Reserve.                $ (1,500,000)        6.00%
                                        -------------    ---------

CASH AVAILABLE FOR INVESTMENT           $ 21,007,000        84.00%
                                        ============     =========

* No sales charge on Investment Manager's $100,000 investment.

      The amount available for investments by the Fund will not, in any event, be less than 84% of gross offering proceeds. The proceeds of the offering will be used only for the purposes set forth above. We will invest the Fund's assets primarily in equity securities of private U.S. companies seeking capital for start-up operations, business expansion, product development and/or strategic acquisition opportunities. We may invest in companies of any size, but generally expect to invest in small to medium-sized companies with annual revenues or projected annual revenues in the $2 million to $100 million range. We may also acquire the assets of companies, invest in commercial real estate and invest in the equity, debt or assets of companies of any size which are facing financial difficulties, reorganizing or seeking capital for debt or equity restructuring. We do not expect to concentrate the Fund's investment in any particular industry or geographic region and will not limit the amount of any particular investment made by the Fund.

      The Fund will continue to offer and sell Units for 15 months after the date of this Prospectus. It will not commit itself to invest more money during that period than it has raised through the sale of Units. Accordingly, the Investment Manager believes that the Fund will have adequate capital to fund its operations for the first 15 months of operation.

      Because the Fund's investments will be in private companies, it may take the Fund longer to fully invest the proceeds of the offering than would be the case if the Fund invested in the publicly traded securities of established companies. The Fund expects to fully invest the proceeds of the offering within 24 months of the date of this Prospectus. This lengthy investment period reflects the fact that the Fund plans to spend considerable time researching prospective investments and identifying investment opportunities.

                              BUSINESS OF THE FUND

      We are a non-diversified, closed-end business development company, organized on September 15, 1999 as a New Jersey limited liability company. We are primarily in the business of venture capital, although we may make other types of investments. Generally, the business of venture capital is providing growth capital to emerging growth companies and actively helping to build those companies. In the past twenty years, venture capital has become a multibillion dollar industry that is recognized as a significant source of the country's recent economic growth. The principal reasons for this dramatic growth have been
(i) the venture capital industry's investment rate of return and (ii) the industry's ability to demonstrate that the high risks of loss inherent in investing in unproven companies can be significantly mitigated through investing in a number of companies in a diversified portfolio, and through active professional management of the investments in the individual companies. Historical industry performance is not an indication of future industry performance or of the Fund's performance. See "Investment Objective and Principal Strategies" below.

      Although the Investment Manager intends to utilize many of the risk management and investment strategies common to the industry, there can be no assurance that the Investment Manager will be successful in implementing such strategies. If the Investment Manager is unable to diversify the Fund's investments, the Fund will be more likely to be adversely affected by a single investment.

                  INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

Long-Term Capital Appreciation.

      Our investment objective is to seek long-term capital appreciation. Income is not an objective. There can be no assurance that the Fund will achieve its investment objective.

Types of Investments by the Fund.

      To achieve our objective, we will invest the Fund's assets primarily in equity securities of private U.S. companies seeking capital for start-up operations, business expansion, product development and/or strategic acquisition opportunities. We may invest in companies of any size, but generally expect to invest in small to medium-sized companies with annual revenues or projected annual revenues in the $2 million to $100 million range. However, we may invest in companies with zero or negative revenues, or in companies that have positive revenues but negative profits. We may also use up to 10% of Fund assets to acquire the assets of companies, invest in commercial real estate or invest in the equity, debt or assets of companies of any size which are reorganizing, seeking capital for debt or equity restructuring or facing financial difficulties, including companies in default on current obligations or with insufficient capital to fund current operations. We will invest at least 70% of the Fund's assets in eligible portfolio companies. The remaining 30% of its assets, if not invested in eligible portfolio companies, used to acquire assets of companies, invested in commercial real estate or invested in companies seeking capital for restructuring or facing financial difficulties, will be temporarily invested in short-term government securities or insured deposits and reserved for follow-up investments in portfolio companies.

      We do not expect to concentrate the Fund's investments in any particular industry or geographic region. However, we may concentrate the Fund's investments in a particular industry or geographic region in order to take advantage of favorable economic conditions or trends in such an industry or area. If we elect to concentrate the Fund's investments in a certain industry or geographic region, a downturn in such industry or region would likely have an adverse affect on the Fund's investments. We will not limit the amount of any particular investment made by the Fund. However, we do not intend to invest more than 25% of the Fund's total assets in the securities of any one company.

Temporarily Invested Funds.

      Before investment, we will invest all funds in short-term government securities or in insured deposits with term deposit rates. We have not fixed a particular date by which we will fully invest the proceeds from this Offering, however, we anticipate that all such proceeds will be invested within 24 months of the date of this Prospectus. Investment capital will not be segregated or held separate from other capital of the Fund pending investment.

Investment Concentration.

      As a non-diversified investment company, the Fund faces few regulatory restrictions on the proportion of its total assets it may invest in the securities of any one company, or on the proportion of its total assets it allocates to control interests in companies. However, the Fund does not intend to invest more than 25% of its total assets in the securities of any one company. Similarly, the Fund does not intend to invest more than 75% of its total assets in controlling interests of companies.

Use Of Leverage.

      We are permitted to use leverage (i.e., borrowed funds or senior securities) to raise all or a portion of the funds required to make follow-on investments and to meet operating expenses. Such borrowing would normally occur in the later years of Fund operations when the Fund's portfolio may have value but no liquidity. The Fund may also borrow funds during the offering period to allow it to participate in investment opportunities in anticipation of additional capital contributions. Generally, the Fund will not otherwise incur indebtedness except as a temporary measure for extraordinary or emergency purposes. The Fund will not borrow in an amount in excess of 50% of Investors' aggregate capital contributions. Leverage involves certain risks for Investors. These risks are discussed under "Risk Factors - Borrowings by the Fund May Exaggerate Losses and Limit the Amount of Assets Available for Distribution."

      The terms of any such borrowings may contain provisions, which limit certain activities of the Fund, including the making of distributions to Investors. The terms of such borrowings also may grant lenders certain voting rights in the event of default in the payment of amounts due. Payments of interest and fees incurred in connection with arranging such financings by the Fund will reduce the amount of assets available for distributions to Investors.

Average Investment.

      Although investment amounts will vary considerably, we expect that the average investment will be between $1,000,000 and $6,250,000.

Follow-On Investments.

      After our initial investment in a company or its assets or indebtedness, we anticipate that we will typically provide additional or "follow-on" investments in the same company or opportunity. See "Risk Factors -- Need for Follow-On Investments." Follow-on investments may be made pursuant to an agreement to acquire additional securities or otherwise to increase our ownership position in a successful or promising investment. We may also be called upon to provide follow-on investments for a number of other reasons, including providing additional capital to a company to implement the company's business plan, to develop a new line of business, or to recover from unexpected business problems.

Investment Decisions Based Upon Extensive Firm-Level Research.

      We will use a bottom-up investment selection approach. This means that the Investment Manager and its representatives will research specific companies to find those companies that the Investment Manager believes offer the greatest prospects for future growth. In selecting individual investments, we will look for companies that the Investment Manager believes display or are expected to display:

      o  growth prospects

      o  high profit margins or return on capital

      o  attractive valuation relative to expected earnings or cash flow

      o  quality management

      o  unique competitive advantages

The Fund May Change Its Investment Strategies.

      We may change any of the investment strategies outlined above, and may change the definition of small and medium-sized companies, if the Fund's Board of Directors believes doing so is consistent with the Fund's investment objective of long-term capital appreciation. The Fund's investment objective is a fundamental policy and may not be changed without the approval of Investors.

      The amount of funds committed to an investment and the percentage of ownership interest received from investments will vary depending on the maturity of the company, the quality and completeness of the management team, the perceived business opportunity, the capital required compared to existing capital, and the potential return. Although investment amounts will vary considerably, the Investment Manager expects that the average investment (including follow-on investments) will be between $1,000,000 and $6,250,000.

                             MANAGEMENT OF THE FUND

Fund Board Of Directors.

      The Board of Directors of the Fund provides broad supervision over the affairs of the Fund. The Fund initially will have a total of seven Directors, four of whom will not be "interested persons" of the Fund or its affiliates (as that term is defined in the Investment Company Act) and are referred to in this Prospectus as "Independent Directors," and three of whom are "interested persons" and are referred to in this Prospectus as "Affiliated Directors." The Investment Company Act requires that a majority of the Directors be individuals who are not "interested persons" of the Fund. The four initial Independent Directors of the Fund are William M. Osborne, III, James L. Sonageri, James P. Burt and Christopher R. Smith. The three initial Affiliated Directors are Daniel D. Dyer, S. Charles Musumeci, Jr. and Joseph C. Musumeci. The Affiliated Directors control the Fund and the Investment Manager.

Fund Officers.

      The Fund will have three Officers: Daniel D. Dyer will serve as Chairman and Chief Executive Officer; S. Charles Musumeci, Jr. will serve as President and Chief Operating Officer; and Joseph C. Musumeci will serve as Executive Vice President and Chief Financial Officer.

Fund Investment Manager.

      C.J.M. Asset Management, LLC is the Investment Manager of the Fund. The Investment Manager was formed as a New Jersey limited liability company on February 24, 1999 and is registered as an investment advisor under the Investment Advisors Act of 1940. The Investment Manager's principal business address is 223 Wanaque Avenue, Pompton Lakes, New Jersey 07442.

      Because the Investment Manager has only recently been formed, it has no operating history upon which an evaluation of its prospects can be based and is subject to the risks inherent in the establishment of a new business enterprise.

      Subject to the authority and supervision of the Directors, the Investment Manager will be responsible for finding, evaluating, structuring, monitoring, and liquidating the Fund's venture capital investments. Daniel D. Dyer is the Chairman of the Investment Manager, S. Charles Musumeci, Jr is the President of the Investment Manager and Joseph C. Musumeci is the Chief Executive Officer of the Investment Manager. These three members of the Investment Manager will be primarily responsible for the day-to-day management of the Fund's portfolio. They will also provide certain businesses in which the Fund invests with managerial assistance, including assistance in raising additional capital and structuring financing and other business transactions. Although the Investment Manager itself does not have an operating history, these members of the Investment Manager each have over 15 years of investment and venture capital experience and have been involved in numerous complex business transactions, including those listed below.

      The Fund shall pay the Investment Manager an annual Management Fee equal to 2.5% of total Investor "adjusted capital contributions" as compensation for its investment advisory services. The Investment Manager will also be allocated 20% of the Fund's net profits.

Business Experience Of Fund Directors, Officers And Key Personnel Of Investment Manager.

      The following are descriptions of the members of the Board of Directors of the Fund and Officers of the Fund as well as of key personnel of the Investment Manager. The business address for all of the Fund's Directors is: c/o The Oxbow Fund, LLC, 223 Wanaque Avenue, Pompton Lakes, New Jersey 07442.

NAME AND AGE               PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS

Daniel D. Dyer, 45         Affiliated Director; Chairman and Chief Executive
                           Officer of the Fund; Chairman of the Investment
                           Manager. Mr. Dyer is the President and CEO of Oxbow
                           Capital Partners, LLC, a venture capital firm and an affiliate of the Fund, and currently serves as the President and Managing Director of Oxbow Capital 1999
                           Fund I, LLC, an equity-oriented private fund of which Oxbow Capital Partners, LLC is the Managing Member.
                           Since 1981 Mr. Dyer, individually or through one of his affiliates, has been an advisor, principal of, and/or investor in a number of complex transactions including the following: Plush Pippin Corporation
                           (sold in 1992), Augusta Real Estate Development (sold in 1995), Destination Harley-Davidson, LLC (sold in
                           1998), Ronce Inc., C.J.M. Planning Corporation,
                           Indian Motorcycle Company, Usedbooks.com, LLC,
                           Sterling Capital, LLC, Brandsforless.com, Topia
                           Ventures, LLC and Business Internet Services, Inc.
                           Additionally, Mr. Dyer has served as an advisor to potential business transactions, some of which have been abandoned and others which have not yet closed, involving the following companies: Nalley's Fine
                           Foods, First Interstate Plaza of Tacoma, Bank Boston of West Palm Beach, Nordstrom Center of Portland,
                           Hyatt Hotels of Salt Lake City and Deer Valley,
                           Jordan El Dam of Park City, B.C. Insurance, Inc., and
                           Lucas Dealership Group. Mr. Dyer is a member of the board of directors of Indian Motorcycle Company, Usedbooks.com, LLC, Topia Ventures, LLC and Business
                           Internet Services, Inc. Mr. Dyer studied veterinary medicine through the United States Air Force College at Auburn University and Business, Banking and
                           Finance at Clark College, although he did not receive degrees from those schools.


S. Charles Musumeci, Jr.,  Affiliated Director; President and Chief Operating
38 Officer of the Fund; President of the Investment Manager. Mr. Musumeci is the President of C.J.M. Planning Corp., a registered Broker/Dealer and an affiliate of the Fund. C.J.M. Planning is acting as Distributor in connection with the offer and sale of Units in this offering. Mr. Musumeci obtained his first securities license in 1979. A graduate of Fairleigh Dickinson University, he currently holds several securities licenses. Mr. Musumeci has been involved with the direct and indirect supervision and training of hundreds of independent registered representatives throughout his 19 year career. He currently supervises the general securities principals and daily business operations of C.J.M. Planning Corp. He also supervises the company's equity, mutual fund, variable annuity and municipal security product operations.

Joseph C. Musumeci, 41     Affiliated Director; Executive Vice President and
                           Chief; Financial Officer of the Fund; Chief Executive
                           Officer of the Investment Manager. Mr. Musumeci is the Chief Executive Officer of C.J.M. Planning Corp.
                           He obtained his first securities license in 1976. A graduate of Fairleigh Dickinson University, Mr.
                           Musumeci has been involved with the direct and indirect supervision and training of hundreds of registered representatives throughout his career. Mr.
                           Musumeci has an extensive accounting background and manages the record-keeping, accounting and day-to-day business operations of C.J.M. Planning Corp. He also supervises C.J.M. Planning's mutual fund and variable annuity product operations. S. Charles Musumeci, Jr.
                           and Joseph C. Musumeci are brothers.


William M. Osborne, III,   Independent Director. Mr. Osborne is the President of
45                         McKinley Capital Partners, Ltd.  Mr. Osborne founded
                           McKinley Capital, which principally is engaged in fund management and merchant banking, and advising and investing in early and mid-stage companies. Since its founding in 1991, McKinley Capital has participated in transactions valued in excess of $1.5 billion. McKinley Capital currently manages two funds, the IPO Index Fund and the Competitive
                           Advantage Fund. Prior to founding McKinley Capital,
                           Mr. Osborne was an investment banker with Morgan
                           Stanley in New York and London for 11 years, his last position being that of Managing Director, head of Equity Capital Markets. Mr. Osborne received a BA from Yale University, and his MBA from the Darden
                           School of Business at the University of Virginia.

James L. Sonageri, 43      Independent Director. Mr. Sonageri is a certified
                           civil and criminal trial attorney who specializes in business and product liability litigation and white-collar criminal defense. Prior to founding his current firm, Sonageri & Fallon, L.L.C., Mr. Sonageri practiced with the law firm of Shanley & Fisher in Morristown, New Jersey. He also served as a Special
                           Assistant United States Attorney in the United

                           States Attorney's Office for the District of New Jersey and as the Supervisor of the White Collar Crime Unit in the Union County Prosecutor's Office. He serves as a court appointed mediator and has been a faculty member at the National Institute for Trial Advocacy. Mr. Sonageri is admitted to practice in New Jersey, New York, the United States District Courts for the District of New Jersey, the Southern and Eastern Districts of New York, and the United States Supreme Court. He earned his J.D. degree from The John Marshall Law School and received his B.S. degree in accounting from Fairleigh Dickinson University. Mr. Sonageri serves on the Board of Directors of KBF Pollution Management, Inc., a publicly traded company and Fresco Corporation, a privately held food importing and distribution company.

James P. Burt, 40          Independent Director. Mr. Burt is a former
                           Professional Football player, and a two-time Super
                           Bowl Champion while with the New York Giants and the San Francisco 49ers. Mr. Burt is currently a real estate and business investor. He owns a seat on the New York Stock Exchange, a New York transportation company, and several restaurants. Mr. Burt is a graduate of the University of Miami.


Christopher R. Smith, 35   Independent Director. Mr. Smith is the Chief
                           Financial Officer of COMC, Inc., a publicly-traded voice and data communications services company. He served as Executive Vice President of Wafra
                           Investment Advisory Group, Inc., a privately held asset management company with over $3 billion under management between April 1992 and August 1999, and as the Managing Director of Wafra Partners, L.P., its private equity investment fund which has invested over $170 million in 14 middle market businesses since 1992. Mr. Smith earned his B.S. degree in finance and accounting from Florida State University.
                           Mr. Smith serves on the Board of Directors of Altec
                           Lansing Technologies, Inc., a privately-held computer peripherals and audio company, Compost America
                           Holding Company, Inc., a publicly-traded waste hauling and composting site contractor, Three V
                           Health, L.P., a privately held internet health information services company, and Vulcan Engineering
                           Co., a privately held foundry engineering and fabrication company.

Fund Administrator.

      C.J.M. Asset Management, LLC, the Fund's Investment Manager, also serves as the Fund's administrator pursuant to a Fund Administration Servicing Agreement dated ______, 2000. In this capacity, the Investment Manager performs certain accounting, compliance and tax reporting functions for the Fund. For these services, the Fund pays the Investment Manager an annual fee, which we estimate will equal approximately .25% of total Investor "adjusted capital contributions."

Fund Custodian.

      The Fund will act as its own custodian of securities and will be subject to the requirements of Rule 17f-2 under the Investment Company Act. The purpose of Rule 17f-2 is to insure that securities owned by investment companies are maintained in a manner subject to independent scrutiny. The rule specifies certain procedures and record keeping requirements with respect to such securities and, among other things, requires that the Fund's assets be deposited in the safekeeping of a bank or other company whose activities are supervised by federal or state authorities We intend to enter into safekeeping arrangements for the Fund's securities with _____________.

                     COMPENSATION OF THE INVESTMENT MANAGER,
                        ITS AFFILIATES AND THE DIRECTORS

Investment Manager.

      In addition to its distributive shares of Fund profits, losses and distributions (see "Allocation of Profits and Losses", "Tax Allocations" and "Distributions"), we will pay the Investment Manager an annual management fee equal to 2.5% of total Investor "adjusted capital contributions" payable quarterly in arrears. We will also pay the Investment Manager an annual fee for its services as Fund Administrator, which we estimate will equal approximately
 .25% of total Investor "adjusted capital contributions."

      Additionally, we will reimburse the Investment Manager for all organizational and operational costs incurred by the Investment Manager for the benefit or on behalf of the Fund. Such operational costs would include consultants' fees, legal and accounting fees (other than those included in organizational expenses and offering expenses), and the costs of materials, and services used for the benefit of the Fund and obtained from entities unaffiliated with the Investment Manager. The amount of reimbursements to the Investment Manager will be at the lower of the Investment Manager's cost or the amount the Fund would be required to pay to independent parties for comparable materials or services in the same geographic location.

      We will not reimburse the Investment Manager for expenses of a general and administrative nature that are specifically incurred by the Investment Manager for its own account and are not attributable to services provided to or for the Fund or for the benefit of the Fund.

      The audited financial statements of the Fund will include all costs reimbursed to the Investment Manager or its affiliates.

Summary Of Investment Manager Compensation And Allocations.

      Reimbursement of Organizational Expenses   Actual expenses as incurred
      Reimbursement of Operational Costs         Actual expenses as incurred
      Management Fees                            2.5% of total Adjusted Capital
                                                 Contributions*

      Administrative Fees                        .25% of total Adjusted Capital
                                                 Contributions (estimated)*

      Investment Manager's Profit Allocation     20% **

       *"Adjusted Capital Contributions" generally means the total amount of all Investors' capital contributions as reduced by distributions representing a return of capital.

      **As described under the section titled "Tax Allocations", the Investment Manager will be allocated 20% of net profits after any pro-rata allocations to members of the Fund necessary to restore any losses previously allocated to the Fund's Members. See "Allocation of Profits and Losses", "Tax Allocations" and "Distributions."

Independent Directors.

      Each Independent Director will receive $2,000 per meeting attended. The Fund does not have a long-term incentive plan, retirement plan or other retirement benefit plan for directors; however, such a plan, or other form of supplemental compensation for the Independent Directors, may be approved at some later date by the Board of Directors, subject to the approval of Unit holders, to the extent required by law.

Officers.

      Each of the Fund's three officers will be compensated at the rate of $150,000 per year by the Fund.

                                 CONFLICTS OF INTEREST

      The Fund will be subject to actual and potential conflicts of interest arising out of relationships with the Investment Manager and certain Directors of the Fund. These conflicts include, but are not limited to, the following:

Lack Of Arm's-Length Negotiations With Management.

      Compensation of the Investment Manager and the Fund's Officers is not the result of arm's-length negotiations, although the Directors believe that the amount of such compensation is reasonable and fair to the Fund.

Other Activities Of The Investment Managers And The Fund's Officers.

      The Fund will not have independent management or employees and will rely upon the Investment Manager and the Fund's Officers for management and administration of the Fund and its assets. The Fund's Officers have interests in other investment funds and engage in and will continue to engage in other business activities. This may cause conflicts of interest for the Fund's Officers in allocating their time between the Fund and other investment funds and activities in which they are involved. Conflicts of interest may arise in allocating management time, services, or functions between the Fund and other entities for which the Investment Manager and the Officers may provide services. Further, the Fund's Officers and Board of Directors have legal and financial obligations with respect to their other investment funds that are similar to their obligations with respect to the Fund. The Operating Agreement provides that the Fund's Directors are required to devote only such time as they deem necessary or appropriate to manage the business of the Fund. Thus, the Fund has no contractual or other right to such services that are superior to the rights of any other party. Nonetheless, the Fund's managers believe that they have, or can retain, sufficient staff to be fully capable of discharging their responsibilities to all programs with which they are affiliated.

Competition With Managers And Other Affiliated Programs.

      The Fund's Officers and Board of Directors may engage in other business ventures and have formed and may form in the future other investment funds and neither the Fund nor you will be entitled to any interest therein. It is possible that the Fund will periodically have money available to make additional investments at the same time as other programs sponsored by the Fund's managers or their affiliates. If this happens, conflicts of interest will arise as to which program should make a particular investment. The managers will review the investment portfolio of each program and will make a decision as to which program will make the investment on the basis of several factors, including:

      o  The cash flow requirements of each program;

      o  The estimated income tax effects of the purchase on each program;

      o  The amount of funds available to each program; and

      o  The length of time such funds have been available for investment.

Distribution of Units By An Affiliate.

      The distribution of the Units will be managed on a "best-efforts" basis through CJM Planning, which is an affiliate of the Investment Manager.

Possible Joint Investment With Affiliated Programs.

      The Fund may invest in property jointly with another program sponsored by Directors of the Fund or their affiliates. In such a situation, conflicts of interest could arise between the joint venture partners.

Manager's Representation of Fund in Audit Proceedings.

      The Investment Manager will act as the "tax matters partner" pursuant to
Section 6231 of the Internal Revenue Code. This grants the Investment Manager certain discretion and authority regarding extensions of time for assessment of additional tax against you related to Fund income, deductions or credits and for settlement or litigation of controversies involving such items. The positions taken by the Investment Manager on tax matters may have differing effects on the Fund's managers and you. Any decisions made by the Investment Manager with respect to such matters will be made in good faith consistent with its fiduciary duties to the Fund and the Investors. The Investment Manager, to the extent its actions as tax matters partner do not constitute bad faith, gross negligence, or breach of fiduciary duty with respect to receipt of compensation for services may not be subject to any liability to you or the Fund for any error of judgment, mistake of law or omission. See "Indemnification and Limitations on Liability".

Lack of Separate Representation.

      The Fund, the Investment Manager and you are not represented by separate counsel. The attorneys and accountants who will perform services for the Fund also perform services for affiliates of the Fund, including the Investment Manager and CJM Planning. Without independent legal representation, you may not receive legal advice regarding certain matters that might be in your interest but contrary to the interest of the Investment Manager and its affiliates. Should a dispute arise between the Fund and the Investment Manager or their affiliates - or should negotiations or agreements between the Fund and the Investment Manager, other than those existing or contemplated on the effective date of this Prospectus, be necessary - the Investment Manager will cause the Fund to retain separate counsel. Any future agreement between the Fund and the Investment Manager or its affiliates will provide that it may be terminated at the option of the Fund upon 60 days' notice without penalty to the Fund.

Affiliation of Selling Agent.

      CJM Planning is serving as "Distributor" for the offering of Units. Accordingly, the "due diligence" investigation customarily performed by an underwriter is being performed by an affiliate of the Investment Manager. We believe, however, that such due diligence has, in fact, been exercised. Moreover, under Rule 2810(b)(2) of the NASD Conduct Rules, each investment firm that sells Units has an obligation to make an appropriate independent inquiry about the offering.

                                  THE OFFERING

Plan Of Distribution.

      CJM Planning will serve as "Distributor" for the offering of Units. CJM Planning is a registered Broker-Dealer and an affiliate of the Investment Manager. Daniel D. Dyer, an Affiliated Director and Officer of the Fund, is the Chairman of CJM Planning's board of directors. S. Charles Musumeci, Jr. and Joseph C. Musumeci, both Affiliated Directors and Officers of the Fund, are Officers and Directors of CJM Planning. CJM Planing's principal business address is 223 Wanaque Avenue, Pompton Lakes, New Jersey 07442.

      We are offering, through CJM Planning and any other brokers selected by CJM Planning to participate in soliciting prospective purchasers of the Units, $25,000,000 of limited liability company interests in the form of 250,000 Units at a price of $100 per Unit. The minimum investment required of each Investor is 25 Units ($2,500). The Investment Manager has already agreed to purchase 1,000 Units ($100,000). The offering period will commence on the date hereof and terminate at the discretion of the Fund's Board of Directors but in no event later than 15 months from the date hereof.

      There will be no minimum offering. If the Fund is unable to sell 250,000 Units, the Fund will have less diversification than the Investment Manager anticipates. No fractional Units will be sold.

      Each Investor will be required to accept and adopt the provisions of the Operating Agreement attached to this Prospectus as Exhibit A and to complete and execute a Subscription Agreement and the Operating Agreement Signature Page and Power of Attorney included herewith. At the time the prospective investor submits a Subscription Agreement, he or she must tender a check to the Fund in the amount of $100 for each Unit being purchased (minimum investment of $2,500). Checks should be made payable to "THE OXBOW FUND, LLC." See "Who May Invest" and "How to Invest." All funds received from Investors whose subscriptions are accepted will be deposited directly into the Fund's account upon receipt and will be available for immediate investment by the Fund. The Fund will not place such funds received in escrow or in trust or make any similar arrangement. Any funds received from a prospective investor whose subscription is not accepted will be promptly returned. Units will only be sold to a prospective investor who represents in writing that, at the time the investor executes the Subscription Agreement, he or she meets the applicable suitability requirements.

      The Investment Manager and Directors of the Fund have complete discretion to reject any Subscription Agreement executed by any subscriber and funds from a rejected subscriber will be returned promptly. Subscriptions may be rejected for a prospective investor's failure to meet the suitability requirements, an over-subscription of the offering, or for other reasons determined to be in the best interest of the Fund. The Fund Directors and their affiliates may purchase Units, without limitation, on the same terms as other Investors.

      CJM Planning, and any other brokers selected by CJM Planning to participate in the Offering have agreed to use their "best efforts" to sell the Units. None of these brokers are obligated to purchase Units and resell them or to sell any or all of the Units, and none of them will act as a market maker with respect to the Units. Participating brokers in the offering will offer and sell Units on the same terms and conditions as CJM Planning. CJM Planning and any selected brokers who arrange sales of Units will receive a sales charge equal to $7 per Unit pursuant to a Distribution Agreement between the Fund and CJM Planning dated ___________. There will be no sales charge on the Units purchased by the Investment Manager. CJM Planning and any participating brokers will also be reimbursed for their accountable expenses associated with their due diligence of the Fund.

      Participating brokers and their controlling persons, will be indemnified by the Fund against certain liabilities, including liabilities under the Securities Act of 1933. As of the date of this Prospectus, no brokers other than CJM Planning have agreed to participate in the offer and sale of Units.

                                 TAX ALLOCATIONS

      Net profits of the Fund will be allocated for tax and accounting purposes in the following manner:

      (i) First, to the Members pro rata to restore Members' capital accounts to the extent reduced by prior allocations of losses; and

      (ii) Second, eighty percent (80%) to the Investors (excluding the Investment Manager) as a class (pro rata in accordance with their respective percentage ownership of Units) and twenty percent (20%) to the Investment Manager.

      In general, losses and Fund operating expenses will be allocated to the Members (including the Investment Manager) pro rata in accordance with their percentage ownership of Units.

      The following example illustrates the operation of the above allocation formula. The dollar amounts used in the example have been chosen completely arbitrarily and solely for the purposes of illustration, and are not meant to reflect the actual expected results of Fund investments.

      EXAMPLE. Assume that the Investors' aggregate capital contributions are $2,500 and that the capital contribution of the Investment Manager is $1,000 (i.e., the Investors own, in the aggregate, 60% of the outstanding Units and the Investment Manager owns 40% of the Units). The Fund incurs a net loss of $1,000 in year 1. There is no net profit or net loss in years 2-5, nor are there any distributions to Members. In year 6, the Fund has a net profit of $5,000. In year 7, the Fund realizes a net loss of $100 and then liquidates.

      The net loss of $1,000 incurred in year 1 is allocated pro rata to the Members according to their percentage ownership of Units, and thus $600 (60%) of net loss is allocated to Investors and $400 (40%) is allocated to the Investment Manager. In years 2 through 5, there are neither net profits nor net losses to allocate to the Members. In year 6, the net profit of $5,000 is allocated in the following manner: (i) $600 is allocated to the Investors and $400 is allocated to the Investment Manager (i.e., until the net loss previously allocated to them has been offset); (ii) the remaining $4,000 is allocated, first $3,200 (80%) to the Investors and $800 (20%) to the Investment Manager in order to satisfy the 80/20 split in tier two of the allocation scheme. In year 7, the net loss of $100 is allocated $60 (60%) to the Investors and $40 (40%) to the Investment Manger. The Fund then liquidates, without realizing any additional net profits or net loss.

      Accordingly, in this example, the Fund would have had an overall profit of $3,900, which was allocated $3,140.00 to the Investors and $760.00 to the Investment Manager. Assuming no distributions were made until liquidation, at the end of year 7, the aggregate capital account balance of the Investors would equal $5,640.00 and the capital account balance of the Investment Manager would equal $1,760.00.

                                  DISTRIBUTIONS

      Prior to liquidation of the Fund, the Officers of the Fund will determine, in its sole discretion, the amount and timing of any distributions to Investors of cash or other property. The business objective of the Fund, in general, is to seek long-term capital appreciation. Moreover, most of the investments of the Fund will be illiquid. Accordingly, it is unlikely that any significant distributions of proceeds from Fund investments will be made in the first three years of the Fund's operation. Distributions of assets, if any, by the Fund will be made in the following manner:

      (i) First, to the Members (including the Investment Manager) pro rata in accordance with their percentage ownership of Units until all the Members have received aggregate distributions pursuant to this tier in an amount equal to their adjusted capital accounts; and

      (iii) Second, eighty percent (80%) to the Investors (excluding the Investment Manager), as a class (pro rata in accordance with their percentage ownership of Units) and twenty percent (20%) to the Investment Manager.

      As soon after the date of the Fund's dissolution as possible, the Members will receive a liquidating distribution of the remaining assets of the Fund which distribution shall be pro rata in accordance with the their respective positive capital account balances.

      EXAMPLE: Using the same facts as set forth in the example in the "Tax Allocations" section above, distributions to Members could be as follows: In years 1 through 5, no distributions would be made. In year 6, assume the Board determines to distribute the entire $5,000 of net profits. Such amount would be distributed (i) first, $3,500 to the Members (i.e., the amount of the Members' aggregate adjusted capital accounts; $1,000 of the $3,500 would be distributed to the Investment Manager); (ii) second, the remaining $1,500 would be distributed, $1,200 (80%) to the Investors (excluding the Investment Manager) and $300 (20%) to the Investment Manager. In year 7 the Fund liquidates, after realizing a $100 loss for the year but a total of $3,900 in profits for the entire term.

      Thus, on liquidation, the Fund will have $2,400 to distribute ($3,500 initial capital contributions plus $3,900 total profits equals $7,400 less $5,000 (year 6 distribution) equals $2,400). This will be distributed $1,940 to the Investors and $460 to the Investment Manager, i.e., in accordance with the positive balances in their capital accounts.(1) Aggregate distributions to Investors over the term of the Fund totaled $5,640 and to the Investment Manager, $1,760.


-------------
(1) Capital accounts are calculated as follows (See example under "Tax Allocation" with respect to the allocation of profits and losses during the term):

      The Investment Manager's capital account during the term was increased by $1,000 (initial capital contribution) plus $1,200 of aggregate profit allocations, less $440 of aggregate net loss allocations and $1,300 of distributions, leaving a balance upon liquidation of $460.

      Investors' capital accounts during the term were increased by $2,500 (initial capital contribution) plus $3,800 of aggregate profit allocations, less $660 of aggregate net loss allocations and $3,700 of distributions, leaving a balance upon liquidation of $1,940.

                               INCOME TAX ASPECTS

      The following discussion summarizes the significant federal income tax considerations in connection with an investment in the Fund by individuals who are United States citizens or resident aliens. It is not feasible to comment on all of the federal, state, and local income tax consequences resulting from the organization of the Fund and the conduct of its contemplated operations. THESE TAX CONSEQUENCES CAN VARY SIGNIFICANTLY WITH YOUR PARTICULAR SITUATION. MOREOVER, THE RELEVANT TAX LAWS PROVISIONS ARE COMPLEX AND SUBJECT TO CHANGE. YOU SHOULD CONSULT YOUR OWN TAX ADVISOR AS TO THE INCOME AND OTHER TAX CONSEQUENCES TO YOU OF AN INVESTMENT IN THE FUND.

      This discussion is based on the relevant provisions of the Code and on the applicable Treasury regulations thereunder (including proposed regulations) (the "Regulations"), administrative rulings and procedures, and judicial decisions. There is no assurance that the present federal income tax laws or Regulations affecting the Fund and its proposed operations will not be changed by new legislation or Regulations that could affect you adversely or that the Internal Revenue Service will agree with the interpretation of the current federal income tax laws and regulations summarized below. For purposes of this discussion, the Investment Manager is included in the term "Investor" unless the context indicates otherwise.

Fund Status.

      Classification Of The Fund. Subject to the publicly-traded partnership rules discussed below, the Fund will be treated as a partnership, as opposed to a corporation, for federal tax purposes unless the Fund affirmatively elects to be treated as a corporation for federal tax purposes. The Investment Manager has no intention of making such an election and does not anticipate any circumstances under which such an election would be made. If the Fund were treated as a corporation for federal income tax purposes, all of its income would be subject to tax at corporate rates, distributions to Investors generally would be taxable as dividends, and Investors would not be entitled to report any portion of the income or loss of the Fund on their returns.

      Publicly-Traded Status. The Revenue Act of 1987 ("1987 Tax Act") contains a number of provisions affecting the tax treatment of so-called "publicly-traded" partnerships ("PTPs"). Most significantly, under the 1987 Tax Act, a PTP is generally treated as a corporation for federal income tax purposes. As mentioned above, if the Fund were treated as a corporation for federal income tax purposes, there would be potentially adverse consequences to the Investors unless the Fund elected, and under the Code qualified, to be treated as a regulated investment company ("RIC").

      In particular, (i) an Investor's share of the income, gain, losses, deductions, and tax credits of the Fund would not be includable in that Investor's federal income tax return, (ii) any income or gain of the Fund would be subject to federal income tax at the rates applicable to corporations, and
(iii) distributions by the Fund to the Investors, other than liquidating distributions, would constitute dividend income to the extent of the earnings and profits of the

Fund, distributions reclassified as dividends would be taxed as ordinary income to the Investors, and the payment would not be deductible by the Fund in computing its taxable income.

      A partnership (such as the Fund) is considered "publicly-traded" only if
(i) interests in such partnership are traded on an established securities market or (ii) interests in such partnership are readily tradable on a secondary market (or the substantial equivalent thereof). The legislative history of the 1987 Tax Act states that an established securities market includes any national securities exchange registered under the Securities Exchange Act of 1934 or exempted from registration because of the limited volume of transactions, any local exchange, and any over-the-counter market. The Units will not be traded on an established securities market.

      The legislative history of the 1987 Tax Act also states that a secondary market in interests in a partnership is generally indicated by the existence of a person making a market in such interests. The substantial equivalent of a secondary market exists where the holder of an interest has a readily available, regular and ongoing opportunity to sell or exchange his interest through a public means of obtaining or providing information of offers to buy, sell or exchange interests. However, unless the offers to buy or sell such interests are normal in the secondary market, the interests will not be considered readily tradable on the substantial equivalent of a secondary market.

      The Regulations provide certain safe harbors that, if satisfied, will result in interests in the Fund not being treated as readily tradable on a secondary market or the substantial equivalent thereof. The Operating Agreement restricts sales of Units to the extent necessary to avoid the creation of a secondary market (or the substantial equivalent thereof) for the Units and is designed to comply with the safe harbors of the Regulations. The Board has represented that it intends to exercise its discretion regarding transfers of Units in a manner designed to prevent the Fund from becoming a PTP. Based on the Operating Agreement and these representations, the Fund should be treated as a partnership for federal income tax purposes rather than a PTP taxable as a corporation.

Federal Income Taxation of Partnerships and Investors Generally.

      Under present law, a limited liability company, which is treated for federal income tax purposes as a partnership, is not subject to Federal income tax as an entity. Instead, each Investor is required to report on such Investor's federal income tax return such Investor's allocable share of the Fund's income, gains, losses, deductions, and credits for the taxable year of the Fund ending with or within such Investor's taxable year, without regard to any Fund distributions. The Fund will file an annual information return with the IRS and furnish information to you (on Form K-1) which will allow you to determine your respective U.S. income tax liability.

      It is possible that you could recognize income from Fund operations but not receive any (or sufficient) cash distributions from the Fund to pay the tax with respect to that income. The receipt of a cash (and the value of certain marketable securities treated as cash under Code Section 731) distribution from the Fund by you will result in the recognition of gain to you only to the extent such cash (and certain marketable securities treated as cash under Code Section 731) distribution exceeds your adjusted tax basis in your Units.

      Allocations Of Profit And Loss.

Your allocable share of Fund income, gain, deduction, loss, or credit for federal income tax purposes generally is determined in accordance with the provisions of the Operating Agreement; however, if an allocation in an Operating Agreement does not have "substantial economic effect" under Code Section 704, the IRS can reallocate the items "in accordance with your interest in the Fund (determined by taking into account all facts and circumstances)."

      The Regulations under Code Section 704 provide three ways in which an allocation contained in an Operating Agreement will be respected for federal income tax purposes: first, if the allocation has substantial economic effect as specifically determined thereunder; second, if, taking into account all facts and circumstances, the allocation is in accordance with the Investor's interest in the Fund; and third, if the allocation is deemed to be in accordance with the Investor's interest in the Fund under certain special rules.

      In general, an allocation of income, gain, loss, or deduction (or any item thereof) to an Investor will have economic effect under the Regulations if, and only if, (i) the allocation is reflected in that Investor's capital account, which capital account is maintained in accordance with certain Regulatory requirements; and (ii) any Investor with a deficit in that Investor's capital account following the liquidation of that Investor's interest is required to restore the amount of the deficit to the Fund by the later of the end of the taxable year of liquidation or 90 days after the liquidation. Where an Investor has no obligation to restore a deficit in that Investor's capital account, an allocation will still be considered to have economic effect if the Operating Agreement contains a so-called "qualified income offset" and the allocation does not cause or increase a deficit balance in such Investor's capital account.

      In order for the economic effect of an allocation to be considered substantial, the Regulations require that the allocation must have a reasonable possibility of substantially affecting the dollar amounts to be received by the Investors, independent of tax consequences. In applying the substantiality test, tax consequences that result from the interaction of the allocation with such Investor's tax attributes that are unrelated to the Fund must be taken into account.

      Under the Operating Agreement, allocations are reflected by appropriate adjustments to the Investors' capital accounts, and liquidation proceeds are distributed in accordance with the Investors' positive capital account balances. Although the Investors are not obligated to restore any deficit capital account balance on liquidation, such a deficit balance should not arise since the Operating Agreement prohibits the allocation of losses to an Investor to the extent such an allocation would result in a deficit capital account balance. The Operating Agreement also contains a "qualified income offset" provision as required by the Regulations. In addition, it would appear that the allocations under the Operating Agreement affect the dollar amounts to be received by the Investors, independent of tax consequences. If the IRS were successful in contending that any Fund allocations should not be respected for federal income tax purposes, such a determination could result in reallocation between the Investment Manager and the Investors of a part of the Fund's income, gains, losses, deductions, and credits in a manner that could have an adverse effect on the Investors.

      Taxation Of Fund Operations.

      One of the Fund's principal sources of income is expected to be from the sale of equity interests in the companies in which it invests. Assuming that the Fund is not characterized as a dealer in securities, the sale by the Fund of any equity interest in a company in which the Fund invests (assuming such company is an operating company as opposed to a pass-through entity which invests in other companies) should result in capital gain or loss which will be passed through to the Investors.

Limitations On Deduction Of Fund Losses.

      Adjusted Basis. An Investor is entitled to deduct on that Investor's federal income tax return his or her distributive share of a Fund loss, but not in excess of the Investor's adjusted basis in his or her interest in the Fund (and subject to the other loss limitations discussed below). The adjusted basis in an Investor's Fund interest is equal to the amount of cash and the adjusted basis of any property (net of liabilities) which that Investor contributed to the Fund, increased by the Investor's distributive share of Fund taxable income and decreased (but not below zero) by distributions to the Investor from the Fund (including constructive cash distributions resulting from a decrease in the Investor's share of Fund liabilities and the allocation of Fund losses).

      If an Investor's distributive share of a Fund loss for any Fund taxable year exceeds the adjusted basis in the Investor's Fund interest at the end of that taxable year, such excess loss may not be deducted by the Investor at that time but may be carried over and deducted in any later year if, and to the extent, the adjusted basis in the Investor's Fund interest at the end of the later taxable year exceeds zero (and subject to the other loss limitations discussed below).

      Passive Losses. Code Section 469 provides, in part, that losses from trade or business and related activities in which the taxpayer does not materially participate - so-called "passive losses" - are deductible only up to the aggregate income generated by those types of activities - so-called "passive income." If the Fund is deemed to be engaged in trade or business (see discussion below), losses allocated to the Investors that are attributable to trade or business expenses or losses of the Fund may constitute passive losses. If losses of the Fund are deemed to be "passive" they will not be available to offset an Investor's non-passive income, i.e., income from wages, portfolio investments (including interest on the Fund's uninvested funds), or active trade or business activities in which such Investor materially participates. Unused passive losses (i.e. "suspended" losses) of an Investor can be carried over to offset passive income received in future years. In addition, upon a fully taxable disposition of a taxpayer's entire interest in a passive activity to an unrelated party, the amount of any suspended losses will be allowed against income that is not from a passive activity, after first being applied to passive income in the year of disposition. (See, however, the capital loss rules discussed below.)

      Even if the Fund is deemed to be engaged in a trade or business and the passive loss rules are applicable, a loss from the sale or disposition of equity investments held by the Fund likely will not constitute passive income or loss; thus, gain, if any, may not be offset by an Investor's prior or current passive losses. See "Passive Losses" above. Instead, such gain or loss likely will be considered attributable to property held for investment.

      Capital Losses. Capital losses of individuals in excess of $3,000 annually are deductible only against capital gains, although excess capital losses may be carried forward by individual taxpayers indefinitely.

      Non-Trade Or Business Expenses. Expenses incurred in connection with an investment that is not considered a trade or business are deductible by individuals, if at all, under Code Section 212. Under Code Section 67, Code
Section 212 expenses are deductible by an individual Investor only to the extent such deductions (along with other so-called "miscellaneous itemized deductions") exceed 2% of such Investor's adjusted gross income. The Fund expenses (including management fees) passed through to the Investors would be subject to this limitation if the Fund is deemed not to be engaged in a trade or business.

      Fund As A Trade Or Business. There is substantial uncertainty whether the activities of the Fund will constitute a trade or business as that concept has been interpreted by the IRS and the courts because of the factual nature of such determination and thus potential investors should be aware that all or a substantial portion of the Fund's expenses may be subject to the limits of Code
Section 67; if so, such expenses would be deductible only to the extent that the Investor's aggregate miscellaneous itemized deductions (including such expenses) exceeded 2% of such Investor's adjusted gross income. The determination of whether the Fund is engaged in a trade or business will also impact the characterization of income and losses from the Fund for purposes of applying the passive loss rules under Code Section 469 (see "Passive Losses", above).

      Investment Interest Expense. Code Section 163(d) generally limits the amount of investment interest (i.e., interest incurred to purchase or carry property held for investment) that a noncorporate taxpayer can deduct. The deduction is limited to the amount of such taxpayer's investment income. Investment interest that cannot be deducted for federal income tax purposes for any year because of the foregoing limitation may, subject to further limitations, be carried over and treated as investment interest paid in succeeding taxable years. However, the investment interest deduction is not a miscellaneous itemized deduction under Code Section 67, and thus, is not subject to the limitation that it exceed 2% of a taxpayer's adjusted gross income in order to be deductible.

      It should be anticipated that interest paid by the Fund on any borrowings, as well as any interest paid by you on borrowings incurred to purchase a Unit, may be considered "investment interest." Any investment income from the Fund passed through to the Investors would qualify as investment income that would increase the amount of investment interest that each Investor would be able to deduct.

      The foregoing rules will not apply to the extent losses from the Fund constitute "passive losses" as described above. In such case, interest expense (either of the Fund or of an Investor) attributable to the passive activity in question will be treated as a passive activity deduction and not as investment interest.

Sale Of An Interest In The Fund.

      The sale or exchange (including the liquidation) of a Fund interest by you ordinarily will result in a capital gain or loss, but can result in the recognition of ordinary income under certain circumstances. Code Section 751 treats gain on the sale of a Fund interest that is attributable to either (i) unrealized receivables of the Fund or (ii) substantially appreciated Fund inventory as ordinary income. It is not anticipated that the Fund will have significant amounts, if any, of unrealized receivables or inventory.

Fund Organizational And Syndication Expenditures.

      Expenses of organizing the Fund (organization expenses) are not deductible by the Fund or any Investor. The Fund may elect to amortize organizational expenses over a period of not less than 60 months. Syndication expenses may not be deducted or amortized by the Fund.

Management Fee.

      The Operating Agreement provides for payment to the Investment Manager of a Management Fee. If the Management Fee were deductible only under Code Section 212, Investors would be subject to the limitations under Code Section 67 described above under "Limitations on Deduction of Fund Losses - Non-Trade or Business Expenses." The IRS could contend that a portion of the Management Fee represents a nondeductible syndication cost or an amortizable organizational expense. If the IRS were successful in this argument, the deductions allocated to the Investors would be decreased.

Alternative Minimum Tax.

      The Code provides for an alternative minimum tax to be paid by corporate and individual taxpayers to the extent such tax exceeds the taxpayer's regular federal income tax liability. Alternative minimum taxable income is generally the taxpayer's taxable income as recomputed using certain adjustments plus the amount of the taxpayer's items of tax preference. In determining alternative minimum taxable income, passive activity losses, as recomputed, are not deductible. In addition, investment interest in excess of investment income is not allowable as a deduction against alternative minimum taxable income even if deductible in computing regular tax liability. In general, an investment in the Fund is not expected to generate material items of tax preference for individuals.

      The application of the alternative minimum tax depends on the facts and circumstances of each taxpayer's situation and the computation of such tax is complicated. Each prospective investor is urged to consult his or her tax advisor to determine whether he or she will be subject to the alternative minimum tax and the potential effects thereof on an investment in the Fund.

Miscellaneous Provisions.

      No Section 754 Election. Due to the tax accounting burden such election imposes, the Fund will most likely not file an election under Code Section 754 (although it has the flexibility to do so) to adjust the basis of Fund property in the case of a transfer of a Unit or the distribution of property by the Fund. As a consequence, a transferee might be subject to tax upon the portion of the proceeds of a sale or disposition of Fund equity securities that represents, as to that transferee, a return of capital. The decision not to file an election may adversely affect the price that potential transferees would be willing to pay for the Units.

      Interest And Penalties. If Fund income or loss is subsequently adjusted by the IRS, you will be subject to interest on any deficiency from the date of the original return filed on behalf of the Fund to which the adjustment relates. Additionally, a penalty equal to 20% of the understatement may be imposed for the "substantial understatement" of tax liability even if the taxpayer was not negligent or fraudulent in filing the taxpayer's tax return. "Substantial understatement" is defined as an understatement for the taxable year that exceeds the greater of 10% of the required tax or $5,000 ($10,000 for most corporations).

      Fund Audit Rules. The tax treatment of Fund items of income and deduction generally will be determined at the Fund level. You will be required to file your tax return in a manner consistent with the information returns filed by the Fund, unless you file a statement with your tax return describing any inconsistency. In addition, the Investment Manager will be the Fund's "tax matters partner" and as such will have authority to make certain decisions with respect to any IRS audit and any court litigation relating to the Fund. In general, the law limits the rights of less than one percent partners to participate in such proceedings without notifying the IRS and the tax matters partners.

      Possible Changes In Federal Income Tax Laws. The federal income tax matters discussed herein are based on the laws in effect on the date of this Prospectus; however, tax laws are subject to frequent changes. When these changes occur, the adopted statutes, Regulations, rulings, and judicial decisions may also be made retroactive. Accordingly, there can be no assurance that future changes in the Code, Regulations, IRS rulings, or judicial decisions will not adversely affect your investment in the Fund. The content of any future tax legislation is impossible to predict; therefore, you are urged to consult your own tax advisors regarding the possible tax consequences of future legislation on your investment in the Fund.

      Tax Treatment Of Foreign Investors. The federal income tax treatment of nonresident foreign individuals and foreign corporations is complex and will vary according to each such Investor's particular circumstances. Prospective foreign investors are urged to consult their tax advisors with regard to (ii) the tax treatment by their country of residence and (ii) the impact of United States federal, state, and local income, estate, and gift tax laws on an investment in the Fund. The Fund reserves the right to refuse subscriptions from non-U.S. residents.

      State Law Considerations. The Fund may operate in states and localities that impose a tax on the Fund's assets or income based on the Fund's activities in those jurisdictions. You may be subject to an obligation to file tax returns and pay income taxes (including, in some jurisdictions, a minimum tax) and estate or inheritance taxes in states and localities in which the Fund does business as well as in your own state of domicile. In particular, if you are not a resident of New Jersey you may be required to file tax returns in New Jersey and may be obligated to pay New Jersey's income tax on your share of Fund income attributable to New Jersey. Depending on applicable state and local laws, deductions that are available to the Fund and the Investors for federal income tax purposes may not be available for state and local income tax purposes. In addition, corporations investing in the Fund may become subject to a corporate income tax including a corporate minimum tax in those states in which the Fund conducts business, as a result of their investment in the Fund. You are urged to consult your tax advisors with respect to these matters.

                              ERISA CONSIDERATIONS

      The provisions of the Employee Retirement Income Security Act of 1974, as amended, ("ERISA") are extremely complex. Consequently, investors that are subject to ERISA should consult with their own advisors prior to investing in the Fund.

      A fiduciary of a pension, profit-sharing or other employee benefit plan (an "Employee Plan") subject to (ERISA) should consider all applicable fiduciary standards under ERISA, in the context of the Employee Plan's particular circumstances, before authorizing an investment of all or any portion of such Employee Plan's assets in Units of the Fund. Among other factors, such fiduciary should consider (i) whether the investment satisfies the prudence requirements of Section 404(1)(B) of ERISA; (ii) whether the investment satisfies the diversification requirements of Section 404(a)(1)(C) of ERISA; (iii) whether the investment is in accordance with the documents and instruments governing the Employee Plan as required by Section 404(a)(1)(D) of ERISA, (iv) whether a prohibited transaction in violation of Section 406 of ERISA or Section 4975 of the Code will occur; and (v) how the definition of the term "plan assets" under the Department of Labor regulations interpreting ERISA regarding the definition of the "plan assets" affects the proposed investment. In addition, persons who control the investments of individual retirement accounts ("IRAs") should consider items listed above, as well as the prohibited transaction rules of
Section 408(e)(2) of the Code.

      ERISA does not define the term "plan assets." However, under regulations promulgated by the Department of Labor, the assets of certain pooled investment vehicles, including certain partnerships, may be treated as "plan assets." If the assets of the Fund are deemed to be "plan assets" of the Employee Plans or IRAs that own Units in the Fund, (i) the prudence standards and other fiduciary provisions of ERISA will extend to investments made by the Fund; (ii) the person or persons who have investment discretion over the assets of the Employee Plans and IRA that invest in the Fund will be liable under ERISA (as fiduciaries) for investments made by the Fund that do not conform to ERISA's fiduciary standards; and (iii) certain transactions that the Fund might enter into in the future in the ordinary course of its business and operation might constitute prohibited transactions of an Employee Plan or IRA under ERISA or the Code. A prohibited transaction, in addition to triggering the potential for personal liability on the part of Employee Plan and IRA fiduciaries under ERISA, may result in the imposition of an excise tax under the

Code upon the disqualified person participating in the prohibited transaction, or result in disqualification of the IRA.

      The Fund's assets would not be considered to be "plan assets" under ERISA so long as, among other things, the Units are "publicly-offered securities" or the Fund qualifies as a "venture capital operating company" within the meaning of such regulations. Under the regulations, an equity or partnership interest, such as a Unit, will be considered to be a "publicly-offered security" if such interest is widely held, freely transferable, and either (i) part of a class of securities registered under Section 12(b) or 12(g) of the Securities Exchange Act of 1934 or (ii) sold to a plan as part of an offering of securities to the public pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Act"), provided that the class of securities are thereafter registered under the Securities Exchange Act of 1934 within a specified time period. Under the regulation, a "venture capital operating company" is generally an entity that invests 50% or more of its assets in operating companies over which the entity exercises certain management rights.

      The Investment Managers believe that, under the regulations, Units will be deemed to be "publicly-offered securities." Moreover, the Investment Managers also expect the Fund to qualify as a "venture capital operating company." In either event, the Fund's underlying assets should not be deemed to be "plan assets."

                            RESTRICTIONS ON TRANSFER

      It is anticipated that there will never be a public market for the Units and, therefore, you should not expect to readily liquidate your investment or to use the Units as collateral for a loan. If you wish to transfer Units, you might not be able to find a buyer for the Units due to market conditions or the general illiquidity of the Units. Moreover, if you are able to sell your Units, depending upon the price negotiated, you might receive less than the amount of your original investment. No representation is made that the Units can be resold for their original purchase price.

      The Operating Agreement for the Fund allows transfers only to the extent that they comply with certain safe harbors created by the Internal Revenue Service from treatment as a "publicly-traded partnership" for tax purposes. Counsel for the Fund has advised us that these limitations are necessary to fall within the safe harbor provisions from treatment as a publicly-traded partnership for tax purposes.

      Under the Fund Operating Agreement, any substituted investor must, as a condition of receiving any interest in the Fund, agree in the instrument of assignment to become an Investor and pay reasonable legal fees and filing costs in connection with his substitution as an Investor. In addition, the Units may not be sold or transferred unless the Directors approve such sale or transfer and have received an opinion of counsel that the sale or transfer does not jeopardize the Fund's existence or its status as a partnership for tax purposes. A transfer of Units will be recognized by the Fund only as of the last day of the quarter in which written evidence respecting the assignment is received by the Fund in form satisfactory to the Directors.

                        INVESTMENT COMPANY ACT REGULATION

      The Small Business Investment Incentive Act of 1980 became law on October 21, 1980. This law modified the provisions of the Investment Company Act that are applicable to an entity, such as the Fund, that elects to be treated as a "business development company" (or "BDC"). The Fund has elected to be treated as a BDC and is considered to be a closed-end, non-diversified investment company as those terms are defined under the Investment Company Act. The Fund may not withdraw its election without first obtaining the approval of Investors holding a majority of the outstanding Units. The following is a brief description of the Investment Company Act, as modified by the Small Business Investment Incentive Act of 1980. However, it is not intended to be a detailed analysis of that law.

      A BDC must be operated for the purpose of making investments in securities of the types required by the Investment Company Act. These types include certain present and former "eligible portfolio companies" and certain bankrupt or insolvent companies. A BDC need not invest in all of the possible types of securities. Business Development Companies must also make available significant managerial assistance to such "portfolio companies." An "eligible portfolio company" generally is a United States company that is not an investment company (except for wholly-owned Small Business Investment Companies licensed by the Small Business Administration) and that (i) does not have a class of securities registered on a national securities exchange or included in the Federal Reserve Board's over-the-counter margin list, (ii) is actively controlled by the BDC either alone or as part of a group acting together and an affiliate of the BDC is a member of the portfolio company's board of directors, or (iii) meets such other criteria as may be established by the Securities and Exchange Commission. Control, under the Investment Company Act, is presumed to exist where the BDC owns 25% of the outstanding voting securities of a company.

      The Investment Company Act prohibits or restricts the Fund from investing in certain types of companies, such as brokerage firms, insurance companies, and investment banking firms. Moreover, the Investment Company Act limits the type of assets that the Fund may acquire to "qualifying assets" and certain assets necessary for its operations (such as office furniture, equipment, and facilities) if, at the time of the acquisition, less than 70% of the value of the Fund's assets consists of qualifying assets. Qualifying assets include: (i) securities of companies that were "eligible portfolio companies" at the time that the Fund acquired their securities; (ii) securities of bankrupt or insolvent companies that are not otherwise "eligible portfolio companies"; (iii) securities acquired as follow-on investment in companies that were eligible at the time of the Fund's initial acquisition of their securities but are no longer eligible, provided that the Fund has maintained a substantial portion of its initial investment in those companies; (iv) securities received in exchange for or distributed on or with respect to any of the foregoing; and (v) cash items, government securities, and high-quality, short-term debt. The Investment Company Act also places restrictions on the nature of the transactions in which, and the persons from whom, securities can be purchased in order for the securities to be considered qualifying assets.

      The Fund is permitted by the Investment Company Act, under specified conditions, to issue multiple classes of senior debt and a single class of Fund interests senior to the Units if the ratio of the Fund's total assets, less all liabilities and debt other than such senior debt or Fund interest, to the aggregate amount of senior debt is at least 200% after the issuance of the debt or the Fund interests. In addition, provision must be made to prohibit any distribution to Investors or the repurchase of any Units unless such ratio is at least 200% at the time of the distribution or repurchase.

      Under the Investment Company Act as amended by the Small Business Investment Incentive Act of 1980, certain of the transactions involving the Fund and its affiliates (as well as affiliates of those affiliates) require the prior approval of a majority of the Independent Directors and a majority of the Independent Directors having no financial interest in the transactions. Transactions involving certain closely affiliated persons of the Fund, including its Investment Manager must be approved by the Securities and Exchange Commission. In general, (i) any person who owns, controls, or holds with power to vote, more than 5% of the outstanding Units, (ii) any director, executive officer, or general partner of that person, and (iii) any person who directly or indirectly controls, is controlled by, or is under common control with, that person, must obtain the prior approval of a majority of the Independent Directors and, in some situations, the prior approval of the Securities and Exchange Commission, before engaging in certain transactions involving the Fund or a "portfolio company" controlled by the Fund. The Investment Company Act generally does not restrict transactions between the Fund and its "eligible portfolio companies."

      In accordance with the Investment Company Act, a majority of the Directors are not interested persons as defined in the Act. See "Management of the Fund."

                         SUMMARY OF OPERATING AGREEMENT

      If you invest in this Offering you will be a "Member" of the Fund and your rights in the Fund will be established and governed by the Operating Agreement that is enclosed with this Prospectus as Exhibit A. An Operating Agreement Signature Page and Power of Attorney is also enclosed with this Prospectus and gives the Officers the power to sign the Operating Agreement and take certain other actions on your behalf. You and your advisors should carefully review the Operating Agreement. The following summarizes certain provisions of it, but is not as complete or as detailed as the Operating Agreement itself.

      Some provisions of the Operating Agreement are described in other sections of this Prospectus:

      o For a discussion of compensation and payments to the managers and Directors, see "Compensation of the Investment Manager, Its Affiliates and the Directors";

      o For a discussion of the distribution of cash and/or property and the allocation of profits and losses for tax purposes, see "Tax Allocations" and "Distributions";

      o For a discussion of investment objectives and policies, see "Investment Objective and Principal Strategies";

      o For a discussion of the reports to be received by the Investors, see "Reports to Investors."

Term And Dissolution.

      The Operating Agreement provides that the Fund will be dissolved and liquidated at any of the following times or events:

      o March 31, 2010 (unless extended by the Directors for up to 4 additional years);

      o     The decision of Investors holding a majority of the Units;

      o     The sale or disposition of all assets;

      o     The return of all capital contributions to Investors.

Return Of Capital.

      You will have no right to demand the return of your capital contribution prior to dissolution and liquidation of the Fund.

Voting Rights.

      As a Member of the Fund, you will have the right to vote on and approve the following matters:

      o     Amendments to the Operating Agreement;

      o     Removal of the Investment Manager or a Fund Director;

      o     Election of a new Investment Manager;

      o     Election of the Fund's Directors;

      o     The sale of all or substantially all of the assets of the Fund;

      o     Dissolution of the Fund by the Members.

      o Withdrawal of the Fund's election to be treated as a business development company.

      You may vote at a meeting or by written consent. In either case, the vote of the holders of the majority of the Units outstanding will decide each matter, except that Directors may be elected if a nominee receives more votes than a competing nominee so long as the holders of a majority of the Units outstanding vote in person or by written consent.

Meetings.

      The Directors are required to call a meeting of Members at least once every two years. Otherwise, no regular or periodic meeting of Members is required or contemplated. Upon delivery of proper notification, the Fund's Directors may at any time call a meeting of the Investors. In addition, Investors holding at least 10% of the Units have the right to request that the Directors call a meeting. After receipt of a request for a meeting, the Directors are required to send notice to you of the meeting within 10 days and hold the meeting at the time requested (which must be more than 15 days and less than 60 days after the request).

Liabilities Of Investors.

      You will not be liable for any obligations of the Fund in excess of your capital, plus your share of undistributed profits. However, if you receive a distribution from the Fund and after such distribution the liabilities of the Fund exceed the fair value of the Fund's assets (and you had knowledge of this fact at the time of the distribution) you may be required to return such distribution to the Fund. You will not have the right to a return of your capital contribution except in accordance with the distribution provisions of the Operating Agreement.

Rights, Power And Duties Of The Managers.

      The Fund's Directors will have the exclusive right to manage the business of the Fund. The Investment Manager, under the authority of the Fund's Directors, will be responsible for the selection, acquisition, sale, financing and refinancing of the Fund's investments. Certain powers and duties of the Board have been delegated to the Fund's Officers. C.J.M. Asset Management, LLC will initially serve as Investment Manager.

Indemnification and Limitations on Liability.

      The Fund's Directors and Officers will not be liable to the Fund or the Investors for any breach of any duty owed to the Fund or Investors provided such act or omission was made in good faith, did not breach such person's duty of loyalty to the Fund and did not result in improper personal benefit. Additionally, the Fund will indemnify the Directors and Officers for any claim or liability arising out of their activities on behalf of the Fund, provided such activities were conducted in good faith and the claim or liability was not the result of a breach of loyalty to the Fund.

      Similarly, the Investment Manager will not be liable to the Fund or the Investors for any act or omission related to its services rendered to the Fund absent bad faith, negligence, reckless disregard for its obligations to the Fund or a breach of its fiduciary duty to the Fund.

Withdrawal Or Removal Of A Manager.

      The Investment Manager may not withdraw from the Fund without providing a substitute investment manager. Any substitute investment manager must be approved by the Management Committee and shall serve until the next regular meeting of Members or until a successor Investment Manager has been approved and elected. The Investment Manager and any of the Fund's Directors shall be expelled or replaced for cause or upon its or his respective bankruptcy or insolvency or upon the vote of the holders of a majority of the outstanding Units.

Substituted Investors; Assignees.

      You will not have the right to substitute an investor in your place unless the substituted investor has agreed in the instrument of assignment to become a Member and has paid all expenses in connection with admission as a substituted investor. In addition, you may not sell or transfer your Units unless the Directors have received an opinion of counsel that the sale or transfer does not jeopardize the Fund's existence or its status as a partnership for tax purposes. An assignee who does not become a substitute Member as provided above will only have the right to receive the distributions from the Fund to which the assigning Investor would have been entitled if no such assignment had been made. Such assignee will have no right to require any information or account of the Fund's transactions or to inspect the Fund's books. Furthermore, there are significant restrictions on the ability of an Investor to sell or transfer his or her Units.

Appointment Of The Fund's Officers As Attorneys-In-Fact.

      You will irrevocably constitute and appoint the Fund's Officers to be your true and lawful attorney-in-fact, with full power to execute such documents as may be necessary or appropriate to carry out the provisions of the Operating Agreement.

                              REPORTS TO INVESTORS

      The books and records of the Fund will be maintained at its principal offices and will be open for examination and inspection by the Investors during reasonable business hours. The Fund will furnish a list of names and addresses and number of Units held by all Investors to any Investor who requests such a list in writing for a proper purpose, with costs of photocopying and postage to be borne by the requesting Investor. The assignee of an Investor does not have a right to receive any reports unless such assignee is admitted as a substitute Member in accordance with the Operating Agreement.

      By March 31 of each year, the Fund will use its best efforts to distribute to each Investor all information necessary for the preparation of Investor's Federal Income Tax Returns. A separate report will be issued, solely for purposes of asset evaluation by tax-qualified plans, which will contain the managers' estimate of the fair market value of the Units.

      Within 120 days after the end of each fiscal year, the Fund will also distribute to the Investors an annual report containing a balance sheet and statements of operations, changes in members' equity and cash flows (which will be prepared on a GAAP basis of accounting and will be examined and reported upon by an independent public accountant) and a report of the Fund's activities during the period reported upon. Such annual report will describe all reimbursements to the Investment Manager and its affiliates and all distributions to Investors, including the source of such payments.

      Within 60 days after the end of each quarter, the Fund will also distribute to the Investors, a report containing an unaudited condensed balance sheet, condensed statements of operation, and a related cash flow statement, together with a detailed statement describing all real properties, if any, acquired (including the geographic locale and the plan of operation, the appraised value and purchase price and all other material information), setting forth all fees, if any, received by the managers or their affiliates and describing the services rendered for such fees.

      Finally, in accordance with applicable SEC rules, the Fund will file periodic reports on Form 10-Q and Form 10-K. Additionally, will make available to Investors, upon request, the information set forth in the Fund's Form 10-Q within 45 days after the close of each quarter and the Fund's Form 10-K within 90 days after the close of each fiscal year. The managers are permitted to combine such reports so long as they are distributed in a timely manner.

                                 SALES MATERIALS

Sales Material May Be Used in Connection with this Offering Only When Accompanied or Preceded by the Delivery of this Prospectus.

      Only selling materials, which indicate that they are distributed by the Fund, may be distributed to prospective investors. These materials may include investor sales promotion brochures, web sites, and a question and answer sales booklet. Use of any materials will be conditioned, if required, on filing with and clearance by appropriate regulatory authorities. Such clearance does not mean that the agency allowing use of the selling materials has passed on the merits of this offering or the accuracy or adequacy of the selling materials.

The Offering is Made Only by Means of this Prospectus.

      Although the information contained in supplemental sales material does not conflict with the information contained in this Prospectus, such sales material does not purport to be complete and should not be considered part of this Prospectus or as forming the basis of the offering of the Units.

                                LEGAL PROCEEDINGS

      Neither the Fund nor the Investment Manager or Directors of the Fund are parties to any pending legal proceedings that are material to the Fund.

                                  LEGAL OPINION

      The legality of the Units will be passed upon for the Fund by its counsel, McCarter & English, LLP, 100 Mulberry Street, Newark, NJ 07102.

                             INDEPENDENT ACCOUNTANT

      The accounting firm of Moss Adams LLP, with offices located at Moss Adams Professional Center, 1702 Broadway, Tacoma, WA 98402, will serve as the Fund's independent auditors.

                               THE OXBOW FUND, LLC

                            PART C: OTHER INFORMATION

Item 24.    Financial Statements and Exhibits.

            1.    Financial Statements:

                  Not Applicable.

            All other financial statements, schedules and historical financial information have been omitted as the subject matter is not required, not present, or not present in amounts sufficient to require submission.

2.    Exhibits.

                  a.    (1)   Certificate of Formation dated September 14, 1999
                  as filed with the State of New Jersey on September 15, 1999.

                        (2) Form of Operating Agreement.
                  b.    Not Applicable.
                  c.    Not Applicable.
                  d.    Not Applicable.
                  e.    Not Applicable.
                  f.    Not Applicable.
                  g. Form of Investment Advisory Agreement with C.J.M. Asset Management, LLC
                  h.    Form of Distribution Agreement with C.J.M. Planning
                        Corp.
                  i.    Not Applicable.
                  j.    Not Applicable.
                  k.    Not Applicable.
                  l.    Not Applicable.
                  m.    Not Applicable.
                  n.    Not Applicable.
                  o.    Not Applicable.
                  p.    Subscription Agreement of Investment Manager.
                  q.    Not Applicable.

Item 25.    Marketing Arrangements.

            Not Applicable.

Item 26.    Other Expenses of Issuance and Distribution.

      The following table sets forth the estimated expenses expected to be incurred in connection with the offering described in this Regulation Statement:

Registration fees                                       $   10,000
NASD fees                                                    3,000
Printing                                                $  100,000
Fees and expenses of qualification under state
   securities laws (including fees of counsel)          $   30,000
Accounting fees and expenses                            $   40,000
Legal fees and expenses                                 $  250,000
Reimbursement of Distributor's expenses                 $        0
Miscellaneous, administrative
   and marketing expenses                               $  300,000
                                                        ----------

Total                                                   $  733,000
                                                        ==========

Item 27. Persons controlled by or under Common Control with Registrant.

      Each of the following entities might be deemed to be under common control with the Registrant:

          Entity                Basis of Common Control         Place of Organization
          ------                -----------------------         ---------------------

Oxbow Capital Partners, LLC     Managing Member is Daniel       Washington
                                D. Dyer, an Affiliated
                                Director of the Fund

Oxbow Capital 1999 Fund I,      Managing Director is            New Jersey
LLC                             Daniel D. Dyer, an
                                Affiliated Director of
                                the Fund

C.J.M. Planning Corp.           Daniel D. Dyer, an              New Jersey
                                Affiliated Director of
                                the Fund is the Managing
                                Member of Oxbow Capital
                                Partners, LLC, which owns
                                100% of the outstanding
                                stock of C.J.M. Planning
                                Corp.

Item 28.    Number of Holders of Securities.

      The following table sets forth the approximate number of record holders of the Fund's Units at March 1, 2000.

      Title Of Class                      Number Of Record Holders
      --------------                      ------------------------

          Units                                     1

Item 29.    Indemnification.

            Under Section 7.8 of the Registrant's Operating Agreement the members of the Board and the Officers and any person who serves at the request of the Board or on behalf of the Fund as a partner, officer, director, employee or agent of any other entity (hereinafter an "Indemnified Person") shall not be personally liable to the Fund or to the Members for damages for breach of any duty owed to the Fund or its Members provided that such act or omission (a) was not in breach of such person's duty of loyalty to the Fund or the Members, (b) was made in good faith and not involving a knowing violation of law and (c) did not result in the receipt of an improper personal benefit.

      Pursuant to the Operating Agreement, the Fund shall indemnify and hold an Indemnified Person harmless from any loss, damage, fine, penalty, expense, judgment or amount paid in settlement, including attorneys' fees reasonably incurred, which such Indemnified Person incurs by reason of his performance or nonperformance of any act concerning the activities of the Fund or in furtherance of the Fund's interests or purposes; provided, however, that an Indemnified Person shall not be indemnified for any matters as to which he is adjudged to have (a) breached his duty of loyalty to the Fund or the Members,
(b) not acted in good faith or knowingly violated the law or (c) received an improper personal benefit. If an Indemnified Person is adjudged to have committed any of the foregoing, he shall reimburse the Fund for any funds advanced or expended on his behalf. To the extent possible, the Fund shall arrange that an Indemnified Person need not expend or advance any of his own funds.

      Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the Fund in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of an Indemnified Person to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Fund as authorized herein.

      Under Section 7.9 of the Registrant's Operating Agreement, in the absence of: (i) willful misfeasance, bad faith or gross negligence on the part of the Investment Manager in performance of its obligations and duties hereunder; (ii) reckless disregard by the Investment Manager of its obligations and duties hereunder; (iii) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 369b)(3) of the 1940 Act, as amended), the Investment Manager shall not be subject to any liability whatsoever to the Fund, or to any shareholder of the Fund, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Fund.

      Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers & controlling person of the registrant, the registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Item 30.    Business and Other Connections of Investment Manager.

      C.J.M. Asset Management, LLC (the "Investment Manager") was organized in 1999 to act as a registered Investment Advisor. Set forth below are the names and principal businesses of the directors and certain senior executive officers of the Investment Manager, including those who are engaged in any other business, profession, vocation or employment of a substantial nature.
Reference is made to "Management Of The Fund" in the Prospectus for additional information concerning the business and other connections of S. Charles Musumeci, Jr., President of Investment Manager, Joseph C. Musumeci, Chief Executive Officer of the Investment Manager and Daniel D. Dyer, Chairman of the Investment Manager.

Name and Position                       Business Name                   Nature of
With Investment Manager                 and Address                     Connection              Dates
-----------------------                 -----------                     ----------              -----

Daniel D. Dyer.                         C.J.M. Planning Corp.           Chairman                7/98 to Present
Chairman                                Pompton Lakes, NJ

                                        Oxbow Capital Partners          President               6/98 to Present
                                        Tacoma, WA.

                                        Dest. Harley Davidson           Chairman                6/95 to 3/98
                                        Tacoma, WA.

                                        Dyer Ventures                   President               1/81 to Present
                                        Tacoma, WA.

S. Charles Musumeci, Jr.                C.J.M. Planning Corp.           CEO/Director            7/76 to Present
President                               Pompton Lakes, NJ


                                      -60-




Joseph C. Musumeci                      C.J.M. Planning Corp.           President/Director      3/80 to Present
Chief Executive Officer                  Pompton Lakes, NJ

Item 31.    Location of Accounts and Records.

      Records are located at:

      The Oxbow Fund, LLC
      c/o C.J.M Planning Corp.
      223 Wanaque Avenue
      Pompton Lakes, New Jersey 07442

Item 32.    Management Service.

      Not Applicable.

Item 33.    Undertakings.

      1. Registrant hereby undertakes to suspend offering of the units covered hereby until it amends its prospectus contained herein if (1) subsequent to the effective date of this Registration Statement, its net asset value per unit declines more than 10 percent from its net asset value per unit on the effective date of this Registration Statement, or (2) its net asset value increases to an amount greater than its net proceeds as stated in such prospectus.

      2.    Not Applicable.

      3.    Not Applicable.

      4.    Not Applicable.

      5.    Not Applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Pompton Lakes, and the State of New Jersey, on the 14th day of March, 2000.

                                          By: /s/ S. Charles Musumeci, Jr.
                                              ----------------------------
                                          Name: S. Charles Musumeci, Jr.
                                          Title: President

      Each person whose signature appears below hereby appoints S. Charles Musumeci, Jr. his true and lawful attorney-in-fact, with full power of such attorney-in-fact to sign on his behalf, individually and in each capacity stated below, any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

By: /s/ S. Charles Musumeci, Jr.                      Date:    March 14, 2000
    ----------------------------                             ----------------
Name: S. Charles Musumeci, Jr.
Title:   Director

By: /s/ Joseph C. Musumeci                            Date:    March 14, 2000
    --------------------------                               ----------------
Name: Joseph C. Musumeci
Title:   Director

By: /s/ Daniel D. Dyer                                Date:    March 14, 2000
    --------------------                                     ----------------
Name: Daniel D. Dyer
Title:   Director

By: /s/ William M. Osborne, III                       Date:    March 14, 2000
    ---------------------------                              ----------------
Name: William M. Osborne, III
Title:   Director

By: /s/ James L. Sonageri                             Date:    March 14, 2000
    --------------------------                               ----------------
Name: James L. Sonageri
Title:   Director

By: /s/ James P. Burt                                 Date:    March 14, 2000
    --------------------------                               ----------------
Name: James P. Burt
Title:   Director

By: /s/ Christopher R. Smith                          Date:    March 14, 2000
    --------------------------                               ----------------
Name: Christopher R. Smith
Title:   Director

                                  EXHIBIT INDEX

Exhibit No.                   Description
-----------                   -----------

a.(1)                         Certificate of Formation

a.(2)                         Form of Operating Agreement

g.                            Form of Investment Advisory Agreement

h.                            Form of Distribution Agreement

p.                            Subscription Agreement of Investment Manager.




                                      -2-